Smoky Mountain Bancorp, Inc. Employee Stock Ownership Plan

                 As Amended and Restated Effective April 1, 1989
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                                Table of Contents

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INTRODUCTION ..............................................................  1

I     Definitions .........................................................  2

1.01  Accrued Benefit .....................................................  2
1.02  Affiliated Group ....................................................  2
1.03  Beneficiary .........................................................  2
1.04  Benefit .............................................................  2
1.05  Board ...............................................................  2
1.06  Code ................................................................  2
1.07  Company .............................................................  2
1.08  Compensation ........................................................  2
1.09  Disability ..........................................................  3
1.10  Effective Date ......................................................  3
1.11  Effective Date of this Restatement ..................................  3
1.12  Eligible Employee ...................................................  3
1.13  Employee ............................................................  4
1.14  Employer ............................................................  4
1.15  Employer Securities .................................................  4
1.16  Entry Date ..........................................................  4
1.17  ERISA ...............................................................  4
1.18  Fund ................................................................  4
1.19  General Fund ........................................................  4
1.20  Highly Compensated Employee .........................................  4
1.21  Inactive Participant ................................................  5
1.22  Individual Account ..................................................  5
1.23  Normal Retirement Age ...............................................  5
1.24  Normal Retirement Date ..............................................  5
2.25  Participant .........................................................  6
1.26  Plan ................................................................  6
1.27  Plan Administrator ..................................................  6
1.28  Plan Year ...........................................................  6
1.29  Regular Account .....................................................  6
1.30  Restatement .........................................................  6
1.31  Spouse ..............................................................  6
1.32  Stock Account .......................................................  6
1.33  Termination of Employment ...........................................  6
1.34  Trust Agreement .....................................................  6
1.35  Trust Fund ..........................................................  6
1.36  Trustee .............................................................  6
1.36  Valuation Dare ......................................................  6
1.37  Year of Service .....................................................  6

II    Eligibility to Participate ..........................................  9

2.01  Eligibility Requirements ............................................  9
2.02  Participation upon Reemployment .....................................  9
2.03  Inactive Participants ...............................................  9
2.04  Determination of Eligibility ........................................  9


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III   Contributions .....................................................  10

3.01  Employer Contributions ............................................  10
3.02  Participant Contributions .........................................  10
3.03  Maximum Annual Additions ..........................................  10
3.04  Combined Plan Limits ..............................................  12

IV    Participant Accounts and Investment Funds .........................  13

4.01  General ...........................................................  13
4.02  Value of Fund .....................................................  13
4.03  Accounting Procedure ..............................................  13
4.04. Charges to Accounts ...............................................  14
4.05  Employer Contribution and Forfeiture Allocation ...................  14
4.06  Accounting for Stock Transactions .................................  15
4.07  Adjustments for Distributions on Stock ............................  15
4.08  Make-up Allocations ...............................................  15
4.09  Nonallocation Provision ...........................................  15
4.10  Accounting for Allocations ........................................  16

V     Vesting ...........................................................  17

5.01  Employer Contribution Account .....................................  17
5.02  Restoration of Forfeitures ........................................  17
5.03  Special Vesting Rules .............................................  17
5.04  Determination of Vesting ..........................................  18

VI    Distributions on Separation or Retirement .........................  19

6.01  Events Allowing Distribution ......................................  19
6.02  Form of Distribution ..............................................  19
6.03  Amount and Timing of Distributions ................................  20
6.04  Methods of Distribution ...........................................  20
6.05  Required Form of Benefits .........................................  21
6.06  Commencement of Benefits ..........................................  22
6.07  Distributions Pursuant to a Qualified Domestic Relations Order ....  22
6.08  Accounts of Former Employees ......................................  22
6.09  Direct Rollover Distributions .....................................  22

VII   Employer Securities: Buy-Sell Rights ..............................  24

7.01  Right of First Refusal ............................................  24
7.02  Put Option ........................................................  24
7.03  Nonterminable Provisions ..........................................  25

VIII  Top Heavy Provisions ..............................................  26

8.01  Determination of Top Heavy ........................................  26
8.02  Vesting ...........................................................  27
8.03  Minimum Employer Contribution .....................................  28
8.04  Impact on Maximum Benefits ........................................  28

IX    Plan Administration ...............................................  29


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9.01  Plan Administrator .................................................  29
9.02  General Powers, Rights and Duties ..................................  29
9.03  Manner of Action ...................................................  30
9.04  Interested Committee Member ........................................  30
9.05  Resignation or Removal of Committee Members ........................  30
9.06  Nondiscrimination ..................................................  30
9.07  Delegation and Reliance ............................................  30
9.08  Claims Procedure ...................................................  31
9.09  Plan Administrator's Decision Final ................................  32
9.10  Standard of Review .................................................  32
9.11  Information Required by Plan Administrator .........................  32
9.12  Freedom from Liability .............................................  32

X     Amendment and Termination ..........................................  33

10.01 Amendment ..........................................................  33
10.02 Termination ........................................................  33
10.03 Nonforfeitability on Termination, Partial Termination or
      Discontinuance of Contributions ....................................  34
10.04 Allocation and Distribution of Assets on Termination ...............  34

XI    Leveraged ESOP Provisions ..........................................  35

11.01 Loans from Disqualified Persons ....................................  35
11.02 Use of Loan Proceeds ...............................................  35
11.03 Collateral for Loan ................................................  35
11.04 Suspense Account ...................................................  35
11.05 Default ............................................................  35
11.06 Allocation of Employer Securities ..................................  35
11.07 Loan Payments ......................................................  35

XII   Diversification of Investments .....................................  37

12.01 Diversification Election ...........................................  37
12.02 Qualified Election Period ..........................................  37
12.03 Fair Market Value ..................................................  37
12.04 De Minimis Amounts .................................................  38

XIII  General Provisions .................................................  39

13.01 Fiduciaries ........................................................  39
13.02 Non-Alienation .....................................................  39
13.03 Facility of Payment ................................................  39
13.04 No Contract ........................................................  39
13.05 Waiver of Notice ...................................................  40
13.06 Absence of Guarantee ...............................................  40
13.07 Missing Persons ....................................................  40
13.08 Non-Diversion ......................................................  40
13.09 Return of Contributions ............................................  43
13.10 Litigation by Participants or Beneficiaries ........................  40

XIV   Adoption of Plan by Other Entities .................................  42


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14.01 Adoption of Plan ...................................................  42
14.02 Withdrawal from Plan ...............................................  42

XV    Trust Fund and Trustees ............................................  43

15.01 General Nature of Trustees' Responsibilities .......................  43
15.02 Investment Powers ..................................................  43
15.03 Valuation ..........................................................  44
15.04 Other Powers .......................................................  44
15.05 Voting Company Stock ...............................................  46
15.06 Prohibited Transaction .............................................  46
15.07 Administration of the Plan .........................................  46
15.08 Directing the Trustees .............................................  47
15.09 Records and Reports ................................................  47
15.10 Notification to Trustees ...........................................  47
15.11 Expenses ...........................................................  48
15.12 Trustees' Tenure and Succession ....................................  48
15.13 Successor Trustee ..................................................  48
15.14 Bond and Security ..................................................  49
15.15 Commingling ........................................................  49
15.16 Indemnification of Trustees ........................................  49


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                                  INTRODUCTION

                            Establishment of the Plan

The First National Bank of Gatlinburg Profit Sharing Plan, a profit sharing plan, was first established by the First National Bank of Gatlinburg on April 1, 1982. The Plan was amended to become an employee stock ownership plan effective April 1, 1987. The employee stock ownership plan, which is now the Smoky Mountain Bancorp, Inc. Employee Stock Ownership Plan (formerly, the First National Bank of Gatlinburg Employee Stock Ownership Plan), has now been amended and restated by Smoky Mountain Bancorp, Inc. (formerly First National Bank of Gatlinburg) effective January 1, 1989 unless a special effective date is required by law. The rights and benefits of Participants who are employed by the Employer on or after the Effective Date of this Restatement shall be determined as provided herein, except as specifically provided or changed by subsequent amendment.

The Plan as amended is intended to be an employee stock ownership plan within the meaning of Section 407(d)(6) of the Act and Section 4975(e)(7) of the Code, which is intended to invest primarily in employer securities and consists of this combined Plan and Trust.

The Plan has been amended and restated to comply with the Tax Reform Act of 1986 and certain other laws and regulations which have become effective since the Plan was last amended. It is the intention of the Company that the Plan and the Trust established pursuant to the Plan meet the requirements of ERISA and qualify under Sections 401(a) and 501(a) of the Code.

Except as otherwise provided, the Plan and all matters relating thereto shall be governed, construed and administered in accordance with the applicable laws of the United States and the State of Tennessee.


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                                    ARTICLE I

                                   Definitions

Unless otherwise provided or required by the context, the following terms and phrases as used in the Plan shall have the meanings as set forth in this Article
I. Masculine pronouns shall refer to men or women or both and nouns and pronouns when stated in the singular shall include the plural and when stated in the plural shall include the singular wherever appropriate. Any headings used herein are included for ease of reference only, and are nor to be construed so as to alter any term of the Plan.

1.01 Accrued Benefit means the sum of the balances in the various accounts maintained with respect to a Participant pursuant to Article IV of the Plan.

1.02 Affiliated Group means the Company and all other entities required to be aggregated with the Company under Sections 414(b), (c), (m) or (o) of the Code, but only for the period during which such other entity is required to be so aggregated with the Company.

1.03 Beneficiary means a person or entity designated by the Participant to receive benefits payable from the Plan as a result of the death of the Participant. In the event no Beneficiary is designated, the Beneficiary shall be the Participant's Spouse. If the Participant has no Spouse at the time of death, or if no other person designated as Beneficiary survives the Participant, the Beneficiary shall be the Participant's estate.

1.04  Benefit means Accrued Benefit.

1.05  Board means the Board of Directors of the Company.

1.06 Code means the Internal Revenue Code of 1986, as amended from time to time. All references to specific sections of the Code are deemed to be references to such sections as they may be amended or superseded.

1.07  Company means Smoky Mountain Bancorp, Inc., a corporation.

1.08 Compensation. The term "Compensation" as modified below, has the following meaning for each respective purpose under the Plan:

      (a) Plan Compensation. For purposes of determining contributions to the Plan, Plan Compensation includes earned income, wages, salaries, and commissions reported on Form W-2 which is paid to the Employee by the Employer during the Plan Year. Plan Compensation will include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Sections 125, 402(e)(3), 402(h), 403(b), 457 or 414(h) of the Code.

      (b) Section 415 Compensation. For the purpose of applying the limitations of Section 415 of the Code, Section 415 Compensation means the Participant's wages, within the meaning of Section 3401(a) of the Code and all other payments of compensation to the Participant by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Participant a written statement under Sections 6041(d), 6051(a)(3) and 6052 of the Code. This definition may be modified to exclude amounts paid by the Employer as reimbursement for moving expenses incurred by the Employee to the extent that at


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            the time of payment it is reasonable to believe that these amounts are deductible by the Employee under Section 217 of the Code.
            Section 415 Compensation must be determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed.

      (c) Total Compensation means Section 415 Compensation plus all amounts contributed by an Employer on behalf of the Participant pursuant to a salary reduction agreement which are not includible in the gross income of the Participant under Sections 125, 402(e)(3), and 402(h)(1)(B) of the Code.

      For Plan Years beginning on or after January 1, 1989, Compensation for the purposes of this Section for any determination period shall not exceed the limit on Compensation prescribed in Section 401(a)(17) of the Code (the "Section 401 (a)(17) Limit"). For Plan Years beginning after December
      31, 1988 and before January 1, 1994, this limitation shall be two hundred thousand dollars ($200,000), adjusted at the same time and in the same manner as under Section 415(d) of the Code, except that the first adjustment to the limit is effected on January 1, 1990. For Plan Years beginning on or after January 1, 1994, the limit is one hundred fifty thousand dollars ($150,000), as adjusted for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost of living adjustment in effect on January 1 of any calendar year shall apply to any determination period beginning in such calendar year. For this purpose, the "determination period" is any period not exceeding twelve
      (12) months over which Compensation is determined. If a determination period consists of fewer than twelve (12) months, the Section 401(a)(17) Limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).

      In determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the Spouse of the Participant and any lineal descendant of the Participant who has not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules, the adjusted Section 401(a)(17) Limit is exceeded, then, the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation.

1.09 Disability means a medically determinable physical or mental impairment incurred while a Participant was actively employed by a member of the Affiliated Group and which prevents a Participant from performing the duties of any substantially gainful activity and which can be expected to result in death or to be of long-continued and indefinite duration. The existence of a Disability shall be determined by the Plan Administrator on the advice of a physician chosen by the Plan Administrator.

      However, to the extent permitted by law, Disability shall not include any injury or disease which (a) was contracted, suffered or incurred while the Participant was engaged in, or resulted from his having engaged in, a criminal enterprise, (b) was intentionally self-inflicted, or (c) arose out of service in the armed forces of any country.

1.10  Effective Date means April 1, 1982.

1.11 Effective Date of this Restatement means January 1, 1989 unless a special effective date is required by law.

1.12 Eligible Employee means an Employee, other than a leased employee, employed by an Employer, provided that such person is not included in a unit of employees covered by a


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      collective bargaining agreement where retirement benefits were the subject of good faith bargaining between the employee representative and the Employer. The term Eligible Employee shall include an otherwise Eligible Employee who is on an approved leave of absence.

1.13  Employee means any person employed by the Employer.

      Employee also means a leased employee within the meaning of Section 414(n) of the Code.

      The term "leased employee" means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

      A leased employee shall not be considered an employee of the recipient if:
      (i) such employee is covered by a money purchase pension plan providing:
      (1) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludible from the employee's gross income under Sections 125, 402(e)(3), 402(h) or 403(b) of the Code, (2) immediate participation, and
      (3) full and immediate vesting; and (ii) leased employees do not constitute more than twenty percent (20%) of the recipient's nonhighly compensated workforce.

1.14 Employer means the Company and any other incorporated member of the Affiliated Group which adopts this Plan as provided in Article XIV.

1.15 Employer Securities means shares of the common stock of the Company having a combination of voting power or dividend rights equal to or in excess of:
      (a) that class of common stock of the Company having the greatest voting power, and (b) that class of common stock of the Company having the greatest dividend rights.

1.16 Entry Date means the date on which an Eligible Employee becomes a Participant in the Plan. The Entry Dates are January 1 and July 1.

1.17 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.18  Fund means Trust Fund.

1.19 General Fund means all of the assets held by the Trustees in accordance with this Plan, other than Employer Securities credited to the segregated stock account described in Article IV.

1.20 Highly Compensated Employee means any Highly Compensated Active Employee and any Highly Compensated Former Employee. A Highly Compensated Active Employee means any Employee who performs services for the Employer during the determination year and who, during the look-back year: received Total Compensation from the Employer in excess of seventy-five thousand dollars ($75,000) (as adjusted pursuant to Section 415(d) of the Code); (ii) received Total Compensation from the Employer in excess of fifty


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      thousand dollars ($50,000) (as adjusted pursuant to Section 415(d) of the
      Code) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received Total Compensation during such year that is greater than fifty percent (50%) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code; provided, however, that if no officer satisfies such compensation requirement during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

      The term Highly Compensated Employee also means: (i) any Employee who is described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and who is one of the one hundred (100) Employees who received the most Total Compensation from the Employer during the determination year; and (ii) any Employee who is a five percent (5%) owner at any time during the look-back year or determination year.

      For the purpose of this Section, the determination year shall be the Plan Year. The look-back year shall be the twelve (12) month period immediately preceding the determination year, or at the election of the Employer, may be the calendar year ending with or within the determination year.

      A Highly Compensated Former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a Highly Compensated Active Employee for either the separation year or any determination year ending on or after the Employee's fifty-fifth birthday.

      If an Employee is, during a determination year or look-back year, a family member of either a five percent (5%) owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten (10) most Highly Compensated Employees ranked on the basis of Total Compensation paid by the Employer during such year, then the family member and the five percent (5%) owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the family member and five percent (5%) owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving Total Compensation and plan contributions or benefits equal to the sum of such Total Compensation and contributions or benefits of the family member and five percent (5%) owner or top-ten Highly Compensated Employee. For purposes of this Section, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

      Solely for the purposes of this Section 1.19, the term "Employer" shall include the Employer as defined in Section 1.15 and any other member of the Affiliated Group.

1.21 Inactive Participant means any Participant who is transferred to an employee group not eligible to participate in the Plan, is transferred directly to a member of the Affiliated Group which does not maintain the Plan for its employees, or ceases to be an Employee but continues to be entitled to a benefit under the Plan.

1.22 Individual Account means the separate accounts for the share of each Participant in the Trust Fund, including either or both Regular Account and the Stock Account.

1.23  Normal Retirement Age means the Participant's sixty-fifth (65th) birthday.

1.24 Normal Retirement Date means the first day of the month coinciding with or next following the date the Participant attains his Normal Retirement Age.


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1.25  Participant means any Eligible Employee who satisfies the requirements of
      Section 2.01 and who continues to be entitled to any benefits under the Plan.

1.26 Plan means Smoky Mountain Bancorp, Inc. Employee Stock Ownership Plan as it may be amended from time to time. The Plan shall be deemed to include the Trust.

1.27 Plan Administrator means the person or persons appointed to oversee operation and administration of the Plan pursuant to Article IX.

1.28 Plan Year means, effective January 1, 1991, the twelve (12) consecutive month period beginning on any January 1 and ending on the next following December 31. Prior to that date, the Plan Year was the twelve (12) consecutive month period beginning on any April 1 with a short Plan Year beginning on April 1, 1990 and ending on December 31, 1990.

1.29  Regular Account means an account established pursuant to Section 4.01(a).

1.30  Restatement means this Plan as amended and restated herein.

1.31 Spouse means the person to whom the Participant is legally married on the applicable date or such person as designated in a qualified domestic relations order under Section 414(p) of the Code.

1.32  Stock Account means an account established pursuant to Section 4.01(b).

1.33 Termination of Employment means separation from service with the Employer other than pursuant to a leave of absence granted by the Employer in accordance with a uniform and nondiscriminatory leave of absence policy. An Employee on such an approved leave shall incur a Termination of Employment at the expiration of the leave if the Employee does not return to active employment prior to such time.

1.34 Trust Agreement means Article XV of the Plan and any and all amendments and supplements thereto entered into between the Company and the Trustee.

1.35 Trust Fund means all sums of money, insurance or annuity contracts and all other property including all earnings, appreciation, or additions, held for the exclusive use of Participants and their Beneficiaries, from which benefits provided by this Plan will be paid.

1.36 Trustee means the Trustee or any successors thereto appointed by the Board to administer the Trust Fund.

1.36 Valuation Date means each December 31 or such other date or dates as may be established by the Plan Administrator to assure proper administration of the Plan. In no event shall there be less than one (1) Valuation Date within any twelve (12) consecutive month period. The Plan Administrator may direct a special Valuation Date in order to avoid prejudice either to continuing Participants or to terminating Participants. Such special Valuation Date shall be deemed equivalent to a regular Valuation Date. Adjustments hereunder shall apply uniformly to all accounts hereunder.

1.37 Year of Service and other service measurements under the Plan shall be determined utilizing the special definitions of this Section. Unless otherwise specified, service shall be credited for employment with any member of the Affiliated Group, and with the approval of the Board, may be credited for employment with an Employer prior to the time it became a member of the Affiliated Group.


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      (a)   A Year of Service means a Computation Period during which an
            Employee is credited with at least one thousand (1,000) Hours of Service.

      (b) A one-year Break in Service means a Computation Period during which an Employee fails to complete more than five hundred (500) Hours of Service.

      (c) A Computation Period for eligibility and vesting purposes means the twelve (12) consecutive month period beginning on the date the Employee first performs an Hour of Service for the Employer and each successive twelve (12) consecutive month period.

      (d)   An Hour of Service means:

            (1) Each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer during the applicable Computation Period.

            (2) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, except that

                  (A) Not more than five hundred one (501) Hours of Service shall be credited on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Computation Period), and

                  (B) Hours of Service shall not be counted where such payment is made or is due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment or disability insurance laws, or solely to reimburse an Employee for medical or medically-related expenses.

            (3) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. However, the same Hours of Service shall not be credited under both (1) and (2) above in this Section. No more than five hundred one (501) Hours of Service shall be credited for payment of back pay on account of any single continuous period, to the extent that such back pay is agreed to or awarded for a period of time during which an Employee did not or would not have performed duties.

            (4) To the extent required by law and not otherwise credited under another provision of this Section, each hour for which an Employee on leave from employment to serve in the Armed Forces of the United States is or would have been paid, directly or indirectly, or entitled to payment under (1) above assuming that but for such military service he would have been regularly engaged in the performance of his duties. Such hours shall be credited to the Computation Period in which he would have been regularly engaged in the performance of his duties but for such military service. Provided, however, that no Hours of Service shall be credited under this Section unless the Employee returns to active employment with a member of the


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                  Affiliated Group within the period provided by law for the protection of his re-employment rights.

            Hours of Service for reasons other than the performance of duties shall be determined and credited in accordance with Department of Labor Regulation Sections 2530.200b-2(b) and (c), which is incorporated herein by reference.

      (e) Special Maternity/Paternity Rule. Solely for the purpose of determining whether a Break in Service has occurred, an Employee who is absent from employment because of the Employee's pregnancy, the birth of the Employee's child, the placement of a child with the Employee in connection with the adoption of such child by the Employee, or the need to care for such child for a period beginning immediately following such birth or placement, shall be credited with:

            (1) The Hours of Service which otherwise would normally have been credited to such individual but for such absence, or

            (2) In any case in which the Plan Administrator is unable to determine the hours described above, eight (8) Hours of Service per day of such absence.

            The above rule shall apply only if the Employee furnishes to the Plan Administrator such timely information as it may require to establish that the absence was for the above reasons and to determine the number of days of such absence.

            Such Hours of Service shall be credited in the Computation Period in which the absence from work begins, if such credit is necessary to prevent a Break in Service in that period. In any other case, such Hours of Service shall be credited in the immediately following Computation Period. In no event more than five hundred one (501) Hours of Service be credited because of such pregnancy or placement.

      (f) Family and Medical Leave. Solely to the extent required by law, an Employee who is absent from employment because of a leave of absence under the Family and Medical Leave Act of 1993 shall receive credit for Hours of Service during such absence. Provided, however, that the same Hours of Service shall not be credited under both this subsection and any other provision of this Section.

      (g) Hours of Service will be credited based upon relevant payroll records maintained by the Company. However, any Employee for whom records are not maintained shall be deemed to have worked and will receive credit for forty-five (45) Hours of Service for each week in which he would be credited with at least one (1) Hour of Service under subsections (a)(1), (2), (3) and (4) above.


94-2A December 19, 1994                8

                                   ARTICLE II
                           Eligibility to Participate

2.01 Eligibility Requirements. Each Eligible Employee who was a Participant in the Plan prior to the Effective Date of this Restatement shall continue to be a Participant. Each other Eligible Employee shall become eligible to participate in the Plan on the first Entry Date coinciding with or next following the attainment of age twenty-one (21) and the completion of one
      (1) Year of Service.

2.02  Participation upon Reemployment

      (a) An Eligible Employee who met the eligibility requirements of Section 2.01, but who separated from service before the next Entry Date, shall become a Participant immediately upon reemployment if he returns to employment after such Entry Date but prior to incurring a one-year Break in Service.

      (b) A Participant who has incurred a one-year Break in Service shall be eligible to participate in the Plan immediately upon performance of an Hour of Service upon reemployment as an Eligible Employee.

2.03 Inactivity Participants. An Inactive Participant shall not be eligible to make deposits or to have contributions made on his behalf. Except as provided in Section 2.02, an Inactive Participant shall again become a Participant in the Plan upon return to employment with an Employer as an Eligible Employee.

2.04 Determination of Eligibility. The eligibility of an Employee shall be determined by the Plan Administrator based upon information furnished by the Employee or Employer, as appropriate. This determination shall be conclusive and binding on all parties.


94-2A December 19, 1994                9

                                   ARTICLE III

                                  Contributions

3.01  Employer Contributions.

      (a) Subject to the limitations set forth in this Article, the Employer shall make an Employer contribution with respect to each year in such amount as its Board of Directors in its sole discretion shall determine and authorize by resolution. If a contribution is to be made with respect to a year, such resolution shall either specify a fixed dollar amount of contribution or specify a definite formula by which a fixed dollar amount can be determined by the time specified below for payment of the contribution to the Trustee.

      (b) Notwithstanding the above, the Employer's contribution for any taxable year shall not exceed the maximum amount allowable as a deduction to the Employer under Section 404 of the Code.

      (c) The Employer's contribution for any Plan Year shall be paid to the Trustee either in cash or in Employer Securities valued at the fair market value thereof at the time of contribution. Such contributions may be made in advance from time to time during the Plan Year, but in any event, shall be paid to the Trustee in such period so that such contribution on account of a Plan Year, but made after the end of such year, is nevertheless deemed to have been made on the last day of such Plan Year under the rules set forth in Section 404(a)(6) of the Code, or any other statute of similar import, or any rule or regulation thereunder. All contributions for each Plan Year shall be deemed to be paid as of the close of business as of the last day of the Plan Year.

      (d) Allocations of Employer Contributions and forfeitures will not be discontinued or decreased because of the Participant's attainment of any age.

      (e) The contribution may be made regardless of whether the Employer has earnings or profits for the taxable year ending with or within the Plan Year.

3.02 Participant Contributions. No Participant shall be required or permitted to make contributions to the Plan or Trust.

3.03  Maximum Annual Additions.

      (a) The maximum Annual Addition credited for a Limitation Year shall equal the lesser of: (i) thirty thousand dollars ($30,000) or, if greater, one-fourth (1/4) of the dollar limitation in effect under
            Section 415(b)(1)(A) of the Code; or (ii) twenty-five percent (25%) of the Participant's Section 415 Compensation for such Limitation Year.

            For the Plan Year beginning April 1, 1989, in determining the limitation on Annual Additions with respect to any Participant, the dollar amount specified in paragraph (a)(i) of this Section may be increased by an amount not exceeding 100% of such dollar amount applicable for any Plan Year so long as the increased amount is represented by Company Stock contributed to the Trust, acquired with Employer Contributions in cash or allocated due to repayment of a loan under Section 11.01; provided, however, that such increased dollar limitation shall be applicable only for


94-2A December 19, 1994                10
            a Plan Year in which not more than one-third (1/3) of the total Employer Contributions are allocated to the accounts of Participants who are Highly Compensated Employees. For the purposes of applying the limitations on Annual Additions specified in this Plan and any other plan maintained by the Employer or member of the Affiliated Group, Employer Contributions made under this Plan from the suspense account shall be counted first and shall not be reduced unless such contributions alone exceed the limits specified herein.

            For each Plan Year, Employer Contributions applied to the Trust to pay interest on a loan under Section 11.01 prior to the due date of the Employer's tax return (including extensions) and any financed shares which are allocated as forfeitures shall not be included as Annual Additions under this Section; provided, however, that the provisions of this paragraph shall be applicable only for Plan Years for which not more than one-third (1/3) of the Employer Contributions applied to pay principal and interest on such a loan are allocated to Highly Compensated Employees.

      (b) Annual Addition means the sum credited to a Participant's accounts under this Plan and under any plan maintained by any other member of the Affiliated Group for any Limitation Year of:

            (1) Employer contributions (including Employer contributions allocated under a simplified employee pension), Employee contributions, and forfeitures;

            (2) Amounts allocated to an individual medical account as described in Section 415(l)(1) of the Code which is part of a pension or annuity plan maintained by the Employer; and

            (3) Amounts which are attributable to post-retirement medical benefits allocated to the separate account of a key employee as described in Section 419A(d)(2) of the Code.

      (c) Limitation Year means Plan Year, unless the Company elects a different twelve (12) consecutive month period as provided by Treasury Regulation Section 1.415-2(b).

      (d) The following procedure shall apply if as a result of an allocation of forfeitures, a reasonable error in estimating compensation or for any other reason permitted by the Internal Revenue Service, the Annual Addition of a Participant exceeds the maximum permitted under
            Section 3.03(a) as of the end of a Limitation Year:

            (1) If the Participant is covered by the Plan at the end of the Limitation Year, the excess will be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year and each succeeding Limitation Year, if necessary.

            (2) if excess Annual Additions exist after application of subsection (1) and the Participant as not covered by the Plan at the end of the Limitation Year, such excess will be held unallocated in a suspense account. The suspense account will be used to reduce future contributions to the Plan by the Employer (including any allocation of forfeitures) for all remaining Participants in the next Limitation Year and each succeeding Limitation Year, if necessary.


94-2A December 19, 1994                11

                  A suspense account in existence at any time during the Limitation Year pursuant to this Section 3.03(d) shall not participate in the allocation of investment gains and losses.

      (e) If a short Limitation Year is created because of an initial short Plan Year or an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the maximum permissible amount prescribed in (a) will nor exceed the defined contribution dollar limitation multiplied by the following fraction:

                  Number of Months in the Short Limitation Year
                  ---------------------------------------------
                                       12

3.04  Combined Plan Limits.

      (a) In addition to the limitations in the preceding Section and notwithstanding other provisions of the Plan, in any case in which an individual is a Participant in this Plan and in a defined benefit plan qualified under Section 401(a) of the Code which at any time was maintained by the Company or by any other member of the Affiliated Group, the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for any year may not exceed one (1). The Defined Benefit Plan Fraction and Defined Contribution Plan Fraction shall be determined as provided in Section 415(e) of the Code.

      (b) In the event the above limits are exceeded in any Limitation Year, the benefits of the applicable defined benefit plan shall be reduced to the extent necessary to satisfy the requirements of subsection
            (a). However, no benefit already accrued under the applicable defined benefit plan shall be reduced for this purpose.


94-2A December 19, 1994                12

                                   ARTICLE IV

                    Participant Accounts and Investment Funds

4.01 General. The Plan Administrator shall establish and maintain a separate Individual Account for each Participant which shall consist of the following sub-accounts: (a) a separate Regular Account, which shall reflect in terms of dollars and cents the Participant's share of the Employer contributions, and forfeitures, if any, arising under the Plan and held in the General Fund and the income, losses, appreciation, and depreciation attributable thereto, and (b) a separate Stock Account for each Participant, which shall reflect the number of Employer Securities held for the account of such Participant.

4.02 Value of Fund. As soon as practicable after each Valuation Date, the Trustees shall determine the fair market value of the General Fund as of such Valuation Date. The fair market value of the General Fund means the net value of all General Fund assets and liabilities as of the close of business on the Valuation Date, including income, loss, appreciation, and depreciation since the immediately preceding Valuation Date (the General Fund does not include Employer Securities credited to the separate Stock Accounts of Participants or to the suspense account); less the dollar amount of Employer contributions, dividends on Employer Securities, if any, allocated to Participant's Stock Accounts that are paid to the Trustees for the period elapsed since the end of the Plan Year immediately preceding such Valuation Date, and the dollar amount, if any, of forfeitures of balances in the General Fund occurring as of such Valuation Date.

      The Trustees shall determine the fair market value of Employer Securities in good faith based upon such factors as the Trustees in their sole discretion deem appropriate; provided that all valuations of Employer Securities with respect to activities carried on by the Plan shall be made by an independent appraiser, in accordance with and subject to the requirements of Section 401(a)(28)(C) of the Code and the Treasury Regulations thereunder.

4.03 Accounting Procedure. As of each Valuation Date, within a reasonable time after the fair market value of the General Fund on such date has been determined and the amount of the Employer Contribution for the Plan Year ending on such date, if any, has been determined, the Plan Administrator shall:

      (a) First, allocate dividends, if any, received respect to Employer Securities allocated to the Participant's Stock Accounts since the immediately preceding Valuation Date to the Regular Account of each Participant in proportion to the Employer Securities allocated to the Stock Accounts of the Participants;

      (b) Next, charge to the proper accounts all payments or distributions made from Participants' accounts that have not been charged previously, in accordance with Section 4.04;

      (c) Next, as of each Valuation Date, reduce account balances to reflect forfeitures, if any, in accordance with Section 5.02;

      (d) Next, adjust the Stock Accounts and the Regular Accounts to reflect the acquisition and disposition, if any, of Employer Securities since the immediately preceding Valuation Date, in accordance with
            Section 4.06;


94-2A December 19, 1994                13

      (e) Next, adjust the net credit balances of the Regular Accounts of all Participants in the General Fund upward or downward, pro rats, in proportion to the net credit balances of the accounts before such adjustment, so that the total of the net credit balances of such accounts after such adjustment will equal the fair market value of the General Fund as of such date; and

      (f) Finally, as of each Regular Valuation Date allocate and credit Employer contributions and forfeitures in accordance with Section 4.05.

      The adjustments to reflect disbursements and earnings or losses since the preceding Valuation Date (subsections (a), (b) (c) and (e)) shall be the only procedures to be performed as of a special Valuation Date.

4.04. Charges to Accounts. The Plan Administrator shall charge to the appropriate accounts of each Participant all payments and distributions made under the Plan to or for the benefit of such Participant or his Beneficiary since the immediately preceding Valuation Date.

4.05 Employer Contribution and Forfeiture Allocation. Subject to the limitations of Article III, as of each Valuation Date the Plan Administrator shall allocate to the account of each Participant who was employed on such Valuation Date the Participant's ratable portion of the Employer contribution and forfeitures for the Plan Year ending on such date, determined as follows:

      (a) Add the amount contributed by the Employer for such Plan Year to the total forfeitures occurring during the Plan Year, which amount shall be referred to as the total aggregate Employer Contribution; and

      (b) Then allocate to the account of each Participant that portion of the total aggregate Employer Contribution which the Compensation of that Participant for that year bears to the total Compensation of all such Participants for such year.

      Cash contributions and cash forfeitures (and contributions of property other than Employer Securities) shall be credited to the Regular Accounts of the respective Participants. Contributions and forfeitures in the form of Employer Securities shall be credited to the Stock Accounts of the respective Participants, and the fair market value of such shares at the time of the transfer of such shares to the Trustees shall be recorded as the cost to the Trust of such shares. Dividends paid with respect to shares of Employer Securities credited to the suspense account described in Section 11.04 shall be applied by the Trustee in the same manner as Employer Contributions made pursuant to Section 3.01, provided, however, such dividends shall not be treated as an Employer Contribution for purposes of Section 3.03 of this Plan nor Section 415 of the Code to the extent permitted in Section 3.03.

      A Participant must be an Eligible Employee on the last day of the Plan Year and complete a Year of Service during the Plan Year in order to receive an Employer Contribution with respect to such Plan Year. Provided, however, that a Participant shall not be considered to be other than an Eligible Employee on such date solely because the Participant is absent from employment because of a leave of absence under the Family and Medical Leave Act of 1993.

      The requirement stated in the previous paragraph shall not apply to a Participant who separated from service after age 65 or who died during the Plan Year.


94-2A December 19, 1994                14

4.06 Accounting for Stock Transactions. The Plan Administrator shall allocate to the respective Stock Account of each Participant the shares released from the suspense account in accordance with Section 11.04 on account of debt payments made during the Plan Year ending on such date in the same manner and proportion as if the shares had been contributed to the Plan and Trust and allocated in accordance with Section 4.05. Such debt payment shall then be debited to the corresponding Regular Account of each Participant.

      The Plan Administrator shall allocate to the respective Stock Account of each Participant that portion of shares otherwise purchased by the Trust Fund during the Plan Year ending on such date which the respective Regular Account of each Participant as adjusted immediately before such allocation bears to the total of the Regular Accounts of all Participants as so adjusted. The cost of shares so allocated to the Stock Account of a Participant shall be debited to the corresponding Regular Account of each Participant. The cost of such shares shall be deemed to be the average cost per share of all such shares of Employer Securities purchased by the Trustees during such Plan Year. Shares purchased by the Trust Fund means the net number of shares of Employer Securities so acquired by the Trust Fund during the Plan Year (which excludes contributions to the Trust Fund, shares acquired with the proceeds of a loan and shares distributed to Participants, which are reflected in the share accounting pursuant to the above sections). A net sale of Employer Securities for a Plan Year shall be accounted for in an inverse manner to the above, except that proceeds of such a sale shall be allocated to the respective Regular Accounts in proportion to the respective Stock Accounts.

      Distributions of cash in lieu of shares, including cash for fractional shares, shall be treated for accounting purposes as a distribution of the shares to the Participant and a purchase by the Trust of such shares from the Participant at the fair market value per share (determined in accordance with Section 4.02 of the Plan) as of the date of distribution.

4.07 Adjustments for Distributions on Stock. In the event of the receipt by the Trust Fund of Employer Securities in kind as a stock split, stock dividend or other distribution on stock, the number of shares so acquired with respect to shares allocated to the Stock Accounts of Participants on the record date of such a distribution shall be allocated to the respective Stock Accounts of the Participants in proportion to the balances of the Stock Accounts as of such record date; provided, however, that the Plan Administrator, in its discretion, may direct the Employer or the Trustee to distribute cash dividends directly to Participants in accordance with the number of shares of Employer Securities allocated to their respective Stock Accounts.

4.08 Make-up Allocations. In the event that a Participant who shall have been entitled under the terms of this Plan to an allocation of the Employer contributions to his account for a prior Plan Year was denied or failed to receive such an allocation, and it is subsequently demonstrated or discovered that such Participant shall have been entitled to such an allocation, at the direction of the Plan Administrator, in addition to the regular contribution for the Plan Year, the Employer shall contribute an amount equal to the amount of the allocation to which such Participant was otherwise entitled but failed to receive for the prior year and such amount shall be allocated to the Individual Account of such Participant.

4.09 Nonallocation Provision. Notwithstanding any other provision of this Plan, no portion of the assets of the Plan attributable to Employer Securities which were acquired by the Plan in a sale to which section 1042 of the Code applies may accrue or be allocated directly or indirectly during a Nonallocation Period to: (1) any Employee who sells shares of Employer Securities to the Plan in a transaction to which Section 1042 of the Code applies; (2) any individual who is related to such an Employee within the meaning of Section 267(b) of the Code, except as otherwise provided by
      Section 409(n)(3)(A) of the Code;


94-2A December 19, 1994                15
      and (3) any other individual owning (either directly or indirectly) more than twenty-five percent (25%) of (i) any class of outstanding stock of the Company, or any corporation which is a member of the same controlled group of corporations within the meaning of Section 409(1)(4) of the Code, or (ii) the total value of any class of outstanding stock of such corporation.

      For purposes of the preceding paragraph, an individual shall be treated as twenty-five percent (25%) shareholder (1) at any time during the one (1) year period ending on the date of the sale to which Section 1042 of the Code applies or (2) on the dates as of which any Employer Securities sold to the Plan in a transaction to which Section 1042 of the Code applies are allocated to the Individual Accounts of Participants. In the event the individual's situation is described in number (1) of the preceding sentence, such individual shall continue to be treated as a twenty-five percent (25%) shareholder until all of the Employer Securities acquired by the Plan pursuant to the transaction to which Section 1042 of the Code applies have been allocated. If, however, an individual who first becomes a twenty-five percent (25%) shareholder at such time as described in number (2) (and not as described in number (1)) above, such an individual shall only be treated as a twenty-five percent (25%) shareholder with respect to those Employer Securities acquired in the transaction to which
      Section 1042 of the Code applies which are allocated as of the date or dates on which an individual is a twenty-five percent (25%) shareholder.

      Nonallocation Period refers to the period beginning on the date of the sale of Employer Securities and ending on the later of: (i) the date which is ten (10) years after the date of sale or (ii) the date of the Plan allocation attributable to the final payment of acquisition indebtedness incurred in connection with such a sale.

4.10 Accounting for Allocations. The Trustee shall adopt accounting procedures for the purpose of making the allocations to Participant's Accounts provided for in this Section. The Trustee shall maintain adequate records of the aggregate cost basis of Company Stock and of each class of Company Stock allocated to each Participant's Stock Account. From time to time, the Trustee may modify the accounting procedures for the purposes of achieving equitable and nondiscriminatory allocations among the accounts of Participants in accordance with the general concepts of the Plan, the provisions of this Article and the requirements of the Code and ERISA.


94-2A December 19, 1994                16

                                    ARTICLE V

                                     Vesting

5.01 Employer Contribution Account. Each Participant shall have a nonforfeitable right to the entire value of his Employer Contribution Account upon completion of four (4) Years of Service. In addition, a Participant shall be fully vested in his Employer Contribution Account upon death, Disability or attainment of Normal Retirement Age if such event occurs while he is employed by a member of the Affiliated Group. Furthermore, the Participant shall be fully vested upon termination of the Plan or upon the occurrence of another event described in Section 13.03, if such event occurs prior to the time the Participant has incurred a forfeiture.

      If a Participant separates from service prior to acquiring a nonforfeitable tight to the entire value of his Employer Contribution Account, the nonvested portion of such Account shall be forfeited upon the earlier to occur of (a) or (b) below where:

      (a) is the date on which the Participant receives full payment of his vested Accrued Benefit upon termination of participation in the Plan within the meaning of Treasury Regulation Section
            1.411(a)-7(d)(4)(ii), and

      (b) is the date on which the Participant incurs five (5) consecutive one-year Breaks in Service.

      Amounts forfeited shall be treated as coming first from a Participant's Regular Account and then from his Stock Account.

      Such forfeitures shall be allocated to other Participants' Employer Contribution Accounts in the manner specified in Section 3.02 for allocating Employer Contributions.

5.02 Restoration of Forfeitures. If a Participant whose Employer Contribution Accounts have been forfeited under Section 5.01 returns to service prior to incurring five (5) consecutive one-year Breaks in Service, the dollar amount forfeited shall be restored to the Participant's Employer Contribution Account at the time of reemployment. The funds for such restoration shall be taken from any available forfeited amounts or, if such forfeited amounts are insufficient to provide the restoration, shall be provided by Employer contribution.

5.03  Special Vesting Rules.

      (a) Vesting in Prior Contributions. If a Participant returns to employment after incurring five (5) consecutive one-year Breaks in Service, his Years of Service subsequent to such five (5) year period shall not be taken into account for purposes of determining whether the Participant is vested in his Employer Contributions which accrued before such five (5) year period.

      (b) Vesting in Subsequent Contributions. A Participant who does not have a nonforfeitable right to benefits derived from contributions described in Section 3.01, and whose number of consecutive one-year Breaks in Service equaled or exceeded the greater of five (5) or the aggregate number of Years of Service before such period shall be treated as a new Employee upon reemployment, and any prior Years of Service shall not be taken into account for vesting purposes.


94-2A December 19, 1994                17

      (c) Predecessor Employers. Years of Service for a predecessor Employer as that term is defined in Code Section 414(a)(1) shall be taken into account for vesting purposes.

      (d) Prior Plan. Subject to subsection (b), as of March 31, 1987, Years of Service for vesting earned under the Plan as in effect on that date shall be included in a Participant's Years of Service for vesting under the Plan after that date.

5.04 Determination of Vesting. The Plan Administrator shall determine whether an Employee is fully vested based upon information furnished by the Employee or Employer, as appropriate. This determination shall be conclusive and binding on all parties.


94-2A December 19, 1994                18

                                   ARTICLE VI

                    Distributions on Separation or Retirement

6.01 Events Allowing Distribution. A Participant shall be eligible to receive a distribution of his vested Accrued Benefit upon reaching Normal Retirement Date, death, separation from service or Disability; provided, however, that the eligibility of a Participant to receive a distribution on account of a separation from service shall be waived if he returns to employment with an Employer prior to receiving such distribution. A Participant shall also be eligible to receive a distribution of his vested Accrued Benefit upon termination of this Plan.

      Distributions shall be payable as provided in Sections 6.02 and 6.03.

6.02  Form of Distribution.

      (a) Subject to the conditions and limitations set forth in other provisions of this Plan, distributions to or with respect to a Participant shall be made

            (1)   In one single sum or

            (2) In sixty (60) equal annual installments over a period not to exceed five (5) years.

            If a Participant fails to elect a form of distribution, such distribution will be made in the form specified in subparagraph (1).

            Notwithstanding any other provision of the Plan, if the value of the vested Accrued Benefit did not exceed the amount prescribed in
            Section 411(a)(11)(A) of the Code (currently three thousand five hundred dollars ($3,500)) at the time of this or any prior distribution, the distribution shall be made in the form of a single sum.

      (b) If a Participant dies while legally married prior to the distribution of his vested Accrued Benefit, the value of such Benefit as determined under Section 6.03 below shall be distributed by payment in a single sum to the Participant's surviving Spouse unless the Participant had made a Qualified Election prior to his death. If a Qualified Election had been made, payment shall be made in a single sum to or for the benefit of the Participant's Beneficiary or Beneficiaries.

            A Qualified Election means an election made by the Participant that his Accrued Benefit will not be distributed in full to the surviving Spouse, provided that:

            (1) The Participant's Spouse consents in writing to such election and to the designation of the alternate Beneficiary and acknowledges the effect of such election on forms provided by and filed with the Plan Administrator and witnessed by a Plan representative or a notary public; or

            (2) It is established that the Participant has no Spouse, that such Spouse cannot be located, or that such other circumstances exist for which no consent is required under the Code or applicable regulations thereunder.

            Any consent by a Spouse (or establishment that consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. Spousal consent


94-2A December 19, 1994                19
            shall be irrevocable unless the Participant revokes his Qualified Election in order to designate another nonspouse Beneficiary. In such case, a new Qualified Election must be made in accordance with this paragraph.

      (c) Distributions will be made in the discretion of the Plan Administrator in whole shares of Company Stock or in cash, unless the Participant requests in writing of the Plan Administrator, that distribution be in Company Stock within such reasonable time before such distribution as the Plan Administrator requires. Any balance in a Participant's Regular Account will be applied to acquire for distribution the maximum number of whole shares of Company Stock available at the then fair market value. Any unexpended balance not sufficient to purchase a whole share will be distributed in cash. If Company Stock is not available for purchase by the Trustee, then the Trustee shall hold such balance until Company Stock is acquired and then make such distribution. In no event shall the Trustee be required to purchase Company Stock for more than the fair market value of such Company Stock. The Trustee will make distribution from the Trust only on instructions for the Plan Administrator.

6.03 Amount and Timing of Distributions. A Participant eligible to receive a distribution in accordance with Section 6.01 shall be entitled to receive the value of his vested Accrued Benefit as of the Valuation Date which immediately precedes the date of the distribution.

      Such distribution shall be made to the Participant or his Beneficiary, as the case may be, in the forms described in Section 6.02 above, within a reasonable time after the close of the Plan Year in which the event described in Section 6.01 occurred. However, if a Participant terminates for a reason other than retirement, death or Disability, the distribution shall be made within a reasonable time after the close of the Plan Year in which the Participant incurs a Break in Service. If the Participant's vested Accrued Benefit is zero, the Participant shall be deemed to have received a distribution of such vested benefit.

      Notwithstanding the above, if the value of the Participant's vested Accrued Benefit exceeded the amount prescribed in Section 411(a)(11)(A) of the Code (currently three thousand five hundred dollars ($3,500)) at the time of this or any prior distribution, no distribution shall be made hereunder prior to the Participant's Normal Retirement Date without the consent of the Participant.

      In the event the Participant does not consent to such distribution, his vested Accrued Benefit shall be distributed in accordance with this
      Article VI following the earlier of the last day of the Plan Year in which the Participant attains his Normal Retirement Age or dies. Such distribution shall be in the automatic form of benefit under the Plan.

6.04  Methods of Distribution.

      (a) The provisions of this Section will apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan.

      (b) All distributions required under this Section shall be determined and made in accordance with the regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Proposed Treasury Regulation Section 1.401(a)(9)-2.

      (c) Distribution of benefits, if not made in a single sum, shall be made over one of the following periods (or a combination thereof): (i) the life of such Participant; (ii) the lives of such Participant and a designated Beneficiary; (iii) a period not extending


94-2A December 19, 1994                20
            beyond the life expectancy of such Participant or (iv) a period not extending beyond the life expectancy of such Participant and a designated Beneficiary.

      (d) If the distribution of the Participant's interest has begun in accordance with the preceding paragraph and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution used as of his date of death.

      (e) If the Participant dies before distribution commences, and the Participant has elected a form of benefit other than a single sum, his entire interest will be distributed no later than five (5) years after the Participant's death except that:

            (1) Payments of any portion of such interest to or for the benefit of a Beneficiary may be made over the life or life expectancy of such Beneficiary commencing no later than one (1) year after the Participant's death; and

            (2) Payments of any portion of such interest to the Participant's surviving Spouse are not required to begin earlier than the date on which the Participant would have attained age seventy and one-half (70 1/2) and if the Spouse dies before payments begin, subsequent distributions are not required to begin earlier than the date the Spouse would have attained age seventy and one-half (70 1/2).

      (f) For purposes of this Section, any distribution required under the incidental death benefit requirements of Section 401(a) of the Code shall be treated as a distribution required under Section 401(a)(9) of the Code.

6.05 Required Form of Benefits. Notwithstanding anything in this Article to the contrary, if the Participant elects in writing to receive payment of his benefits in accordance with the provisions of this Section, the distribution of his Individual Account shall commence not later than one
      (1) year after (a) the close of the Plan Year in which the Participant incurs a Termination of Employment by reason of attainment of Normal Retirement Age, disability or death; or (b) the close of the Plan Year following the end of the fifth Plan Year following the Plan Year in which the Participant incurs a Termination of Employment for any other reason, except in the event the Participant is rehired by the Employer before the close of such year.

      Any distribution made under this Section 6.05 shall be in the form of substantially equal periodic payments (not less frequently than annually) spread over a period not to exceed the greater of (1) five (5) years after the date upon which such payments commenced; or (2) in the case of a Participant whose account balance exceeds $500,000 at the time the distribution is to commence (or the dollar limitation as adjusted by Code
      Section 409(o)(2)), five (5) years plus one (1) additional year (but not more than five (5) additional years) for each $100,000 or fraction thereof by which such balance exceeds $500,000.

      For purposes of this Section 6.05 only, a Participant's Individual Account shall not include any Employer Securities credited to his Stock Account which were acquired with the proceeds of an exempt loan described in
      Article XI until the close of the Plan Year in which the loan is repaid in full.

      Amounts payable to a Participant whose account balance exceeds Three Thousand Five Hundred Dollars ($3,500) shall not be distributed before the Participant attains Normal Retirement Age without the affirmative consent of the Participant.


94-2A December 19, 1994                21

6.06  Commencement of Benefits.

      (a) Unless the Participant elects otherwise in writing pursuant to a provision of this Plan in effect on the dare of such election, the payment of Benefits under the Plan to a Participant shall commence no later than the sixtieth (60th) day after the close of the Plan Year in which the last of the following occurs:

            (1)   The Participant attains age sixty-five (65);

            (2) The tenth (10th) anniversary of the date on which the Participant commenced participation in the Plan; or

            (3) The Participant terminates service with any member of the Affiliated Group.

      (b) Distribution of benefits shall commence not later than the April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2), except that an active Participant who attained age 70 1/2 in 1988 will be considered to have attained age 70 1/2 in 1989. Notwithstanding the above, distribution of benefits to an active Participant who attained age seventy and one-half (70 1/2) prior to January 1, 1988, and who is not a five percent (5%) owner, need not commence until the April 1 of the calendar year following the calendar year in which the Participant retires.

6.07 Distributions Pursuant to a Qualified Domestic Relations Order. Distribution of benefits to an alternate payee under a qualified domestic relations order meeting the requirements of Section 414(p) of the Code shall be made in a single sum to such alternate payee, unless such alternate payee elects otherwise in accordance with a form of payment permitted under the terms of this Article VI. Such payment shall be made on a date specified in the qualified domestic relations order, which date may precede the time the Participant would be eligible to receive a distribution under the terms of the Plan.

6.08 Accounts of Former Employees. The amount credited to the Individual Account of a Participant, if any, after the Termination of Employment of such Participant shall continue to be adjusted in accordance with Article IV as of each Valuation Date following such termination, until such amount has been distributed in full; provided, however, such accounts shall not be credited with either Employer contributions or forfeitures for any Plan Year with respect to which such individual was not actively employed on the last day of such year. Distributions of the balance of the amount credited to the accounts of a Participant shall constitute payment in full of the benefits of such Participant hereunder.

      Notwithstanding anything to the contrary, Employer Securities allocated to the Stock Account of a Participant shall be distributed in whole shares of Employer Securities, with the value of any fractional shares paid in cash, unless the Participant consents to a distribution in cash (or other property) in lieu of distribution in the form of Employer Securities.

6.09  Direct Rollover Distributions.

      (a) Direct Rollover Election. Effective January 1, 1993, notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect at the time and in the manner prescribed by the Plan Administrator, to have all or any portion of an Eligible Rollover Distribution to which he is otherwise entitled, paid directly to any one Eligible Retirement Plan specified by the Distributee in a Direct Rollover.


94-2A December 19, 1994                22

      (b)   Definitions.

            (1) Eligible Rollover Distribution means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under
                  Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

            (2) Eligible Retirement Plan means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan includes only an individual retirement account or individual retirement annuity.

            (3) Distributee means an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

            (4) Direct Rollover means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.


94-2A December 19, 1994                23

                                   ARTICLE VII

                      Employer Securities: Buy-Sell Rights

7.01 Right of First Refusal, If at any time after the Termination of Employment of a Participant the Participant or his Beneficiary wishes to dispose of any Employer Securities distributed in accordance with this Plan, the Participant shall send notice by registered or certified mail to the Plan Administrator specifying the number of such shares he desires to sell. Thereupon, the Employer and, alternately, the Trustees shall have the right and option to purchase all or any portion of the shares specified in such notice at the greater of:

      (a) The fair marker value of such shares determined by the Trustees as of the Valuation Date immediately preceding receipt of such notice by the Employer; or

      (b) The purchase price and other terms offered by a buyer other than the Employer or the Trustees, malting a good faith offer to purchase the security.

      The Employer or the Trustees shall notify such a Participant or Beneficiary of exercise of such a right of first refusal no later than fourteen (14) days after actual receipt of such a notice by the Plan Administrator. If both the Employer and the Trustees fail to send such an acceptance before the expiration of such a fourteen (14) day period, the holder of the Employer Security shall be free to sell the shares specified in the notice no later than sixty (60) days after actual receipt of the notice by the Plan Administrator at a price not less than the price specified in such notice. The purchase by the Employer or the Trustees shall be consummated no more than thirty (30) days after the mailing of the acceptance by the Employer or the Trustees by delivery of the specified consideration for such shares to the holder of the Employer Security, and the holders delivering to the Employer or the Trustees the certificate or certificates representing such shares duly endorsed in blank for transfer.

      The employer may require that a Participant (or Beneficiary) entitled to a distribution of Company Stock under the Plan execute an appropriate stock transfer agreement which recognizes and includes the terms of the right of first refusal prior to receiving Company Stock.

      Shares of Company Stock held or distributed by the Trustee may include such legend restrictions on transferability as the Employer may reasonably require in order to assure compliance with applicable federal and state securities laws and legend restrictions reflecting the right of first refusal described in this Section.

7.02 Put Option. In the event an Employer Security held in the Trust Fund is not readily tradable on an established market when distributed, such a security (and only such a security) shall be subject to a put option to the Employer under the terms and conditions, as follows:

      (a) Holder of the Option. The put option shall be exercisable only (1) by Participants and their Beneficiaries, (2) by persons to whom such a security is transferred by gift from a Participant or Beneficiary,
            (3) by persons to whom such security is transferred by reason of the death of a Participant or Beneficiary or (4) by the Trustee or Custodian of an Individual Retirement Account to whom such a security is transferred by a Participant or Beneficiary in a tax-free rollover under Section 408 of the Code;


94-2A December 19, 1994                24

      (b) Duration of Option. The put option shall be exercisable during the sixty (60) day period beginning on the date such a security is distributed from the Plan to the Participant or Beneficiary. In the event such an option is not exercised before the end of that sixty
            (60) day period, the put option shall again be exercisable during a sixty (60) day period, determined by the Plan Administrator, in the next Plan Year that begins after the end of the first sixty (60) day exercise period. The Plan Administrator shall notify the holder of the option of the second sixty (60) day period at least fifteen (15) days in advance.

            After the expiration of both sixty (60) day periods described above, such a security shall not be subject to any put option;

      (c) Terms of Payment. The payment for Employer Securities sold pursuant to a put option shall be paid either in a single sum within thirty
            (30) days of exercise of the put option or as follows: twenty percent (20%) of the total purchase price will be paid in cash at the closing which with be no later than thirty (30) days after exercise of the put option. The purchaser shall evidence the balance of the purchase price by executing a promissory note, delivered to the selling Holder of the Option at the closing. The note delivered at closing shall bear interest at a reasonable rate. The note shall provide for four (4) equal annual installments with interest payable with each installment, the first installment being due and payable one (1) year after the closing date. The note further shall provide for acceleration in the event of thirty (30) days' default of the payment on interest or principal and shall grant to the maker of the note the right to prepay the note in whole or in part at any time or times without penalty; provided however, the purchaser shall not have the right to make any prepayment during the tax year of the Holder of the Option in which the closing date occurs. The purchaser shall provide adequate security with respect to the amount of the note.

      (d) Price. The price at which a put option shall be exercisable is the fair market value of the Employer Securities subject to the put option (valued as of the Valuation Date coinciding with or next preceding the date of exercise, or with respect to an individual who is a disqualified person within the meaning of Code Section 4975(e)(2), valued as of the date the option is exercised), treating such securities as if currently held by the Trustee. The fair market value of such shares shall be determined by an independent appraisal.

7.03 Nonterminable Provisions. No Employer Security distributed from the Plan shall be subject to a put, a call or other option, or any buy-sell or similar arrangement, other than those provided in this Article or as required by applicable laws, and notwithstanding the fact that the Plan ceases to be an employee stock ownership plan within the meaning of
      Section 4975(e)(7) of the Code, Employer Securities acquired with the proceeds of a loan described in Article XI shall continue after such loan is repaid to be subject to any rights provided in Section 7.02 and the protections provided by this Section.


94-2A December 19, 1994                25

                                  ARTICLE VIII

                              Top Heavy Provisions

The following provisions shall become effective in any Plan Year in which the Plan is determined to be a Top Heavy Plan.

8.01 Determination of Top Heavy. The Plan will be considered a Top Heavy Plan, if, as of the Determination Date, the sum of the present value of the Participant Accounts for all Key Employees exceeds sixty percent (60%) of a similar sum for all Participants, or if the Plan is part of a Required Aggregation Group and the Required Aggregation Group is Top Heavy.

      (a) Determination Date with respect to a Plan Year means the last day of the immediately preceding Plan Year or in the case of the first Plan Year, the Determination Date means the last day of such Plan Year.

      (b) The Present Value shall be the sum of (i) the Participant's account balances determined as of the most recent Valuation Date that is within the twelve (12) month period ending on the Determination Date; (ii) the adjustment for contributions due as of the Determination Date; (iii) the aggregate distributions made, with respect to such Employee during the five (5) year period ending on the Determination Date; and (iv) distributions under a terminated plan which, if it had not been terminated, would have been required to be included in an Aggregation Group.

      (c) Key Employee means any Employee (or the Beneficiary of such Employee) who, at any time during the Plan Year or any of the four (4) preceding Plan Years is:

            (1) An officer of the Employer whose annual Total Compensation from the Employer is greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year provided, however, that no more than fifty
                  (50) Employees (or if less, the greater of three (3) Employees or ten percent (10%) of the Employees) shall be considered officers;

            (2) One of the ten (10) Employees whose annual Total Compensation from the Employer is more than the dollar limitation in effect under Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the
                  Code) both more than one-half percent (.5%) interest and one of the ten (10) largest interests in the Employer. If two (2) Employees have the same interest in the Employer, the Employee having the greater annual Total Compensation from the Employer shall be treated as having a larger interest;

            (3)   A five percent (5%) owner of the Employer; or

            (4) A one percent (1%) owner of the Employer having annual Total Compensation from the Employer of more than one hundred fifty thousand dollars ($150,000).

            The aggregation rules of Section 414(b), (c), and (m) of the Code do not apply for purposes of determining ownership in the Employer.


94-2A December 19, 1994                26

      (d) The Required Aggregation Group means (i) each qualified plan of the Employer in which a Key Employee is a Participant in the Plan Year containing the Determination Date or in any of the four (4) preceding Plan Years, and (ii) each other qualified plan that enables any of the above plans to meet the requirements of Sections 401(a)(4) or 410 of the Code.

      (e) The Permissive Aggregation Group. The Employer may treat any plan not required to be included in the Required Aggregation Group as defined herein as being pan of such group if the group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code with the plan being taken into account.

      (f) Rollover Deposits. Except as provided in Treasury regulations, any Rollover Deposits (or similar transfer) initiated by the Employee to a plan in the Aggregation Group shall not be taken into account with respect to the transferee plan for purposes of determining whether this Plan is Top Heavy.

      (g) No Services for Five Years. The Participant Account of an individual who has not performed services for any Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date shall not be considered for purposes of this Section.

      (h) Non-Key Employee means any Employee (and any Beneficiary of an Employee) who does not meet the definition of Key Employee. If an individual is a Non-Key Employee with respect to any plan for any Plan Year but such individual was a Key Employee with respect to such plan for any prior Plan Year, any Accrued Benefit of such Employee (and the account of such Employee) shall not be taken into account in this Section.

8.02  Vesting.

      (a) For any Plan Year in which this Plan is Top Heavy, the Vested Percentage applicable to the Accrued Benefit of an Employee who has at least one (1) Hour of Service after the Plan became Top-Heavy shall be not less than the amount shown on the following table:

                      Completed                   Vested Percentage
                       Years of                    Attributable to
                       Service                  Employer Contributions
                       -------                  ----------------------

                          0-2                             0%
                      3 or more                         100%

      (b) In the event the Plan ceases to be Top-Heavy for a Plan Year, the vesting schedule in effect immediately prior to the Plan Year in which the Plan became Top-Heavy shall again become applicable as an amendment to the Plan.

      (c) In the event that the Plan becomes or ceases to be Top-Heavy, the Vested Percentage of a Participant's Accrued Benefit shall not be less than the Vested Percentage determined as of the last day of the last Plan Year prior to the change from Top-Heavy to not Top-Heavy or vice versa. Furthermore, each Participant who has completed at least three (3) Years of Vesting Service may elect to continue to have his Vested Percentage computed in accordance with subsection
            (a) for such Plan Year and any subsequent Plan Year in which the Plan is no longer Top Heavy.


94-2A December 19, 1994                27

8.03  Minimum Employer Contribution.

      (a) The sum of the Employer contributions and forfeitures, if any, allocated to the account of each Participant who is a Non-Key Employee for each Plan Year for which the Plan is determined to be Top Heavy shall not be less than the smaller of (i) three percent (3%) of such Participants Section 415 Compensation or (ii) a percentage of the Participant's Section 415 Compensation for the Plan Year that is the same percentage as the greatest percentage of
            Section 415 Compensation allocated (as Employer contributions and forfeitures) to the account of any Key Employee.

            Each non-key Employee will receive a minimum contribution for the Plan Year pursuant to this Section if the non-key Employee was a Participant in the Plan and had not separated from service at the end of the Plan Year, regardless of whether the Participant earned a Year of Service during the year. Contributions to a cash or deferred arrangement maintained by any member of the Affiliated Group shall be included in determining the amount contributed on behalf of a Key Employee when the minimum contribution is less than three percent (3%) of Section 415 Compensation but shall not be taken into account as an Employer contribution for purposes of this Section.

      (b) In any Plan Year in which a Participant who is a Non-Key Employee has a benefit under a defined benefit plan maintained by the Employer, the Top-Heavy minimum benefit shall be satisfied under this Plan and five percent (5%) shall be substituted for three percent (3%) each place it appears in subsection (a). A defined benefit plan shall be considered for purposes of this subsection only if it is in the aggregation group of which the Plan is a part.

      (c) In any Plan Year in which this Plan is Top Heavy, the Plan Administrator may limit allocations of Employer contributions and forfeitures, if any, to Key Employees, in a uniform manner, as a maximum dollar amount or as a maximum percentage of compensation. No action by the Plan Administrator under this subsection shall increase the benefits of any Key Employee.

8.04 Impact on Maximum Benefits. In the event that the aggregate of the sum of the Accounts of Participants who are Key Employees under the Plan exceeds sixty percent (60%) of the sum of the Accounts of all Participants, the denominator of the defined benefit and defined contribution fractions specified in Section 415(e) of the Code shall be modified by replacing "1.25" with "1.0."

      The Plan Administrator may substitute "ninety percent (90%)" for "sixty percent (60%)" in the preceding paragraph. In that event, if the aggregate of the sum of the Participant Accounts of Participants who are Key Employees exceeds sixty percent (60%) but is not more than ninety percent (90%) of the aggregate of the sum of the Participant Accounts of all Participants, Section 8.03(a) shall be modified by substituting "four percent (4%)" (seven and one-half percent (7 1/2) in the case of a Non-Key Employee having a benefit under a defined benefit plan maintained by the Employer) for "three percent (3%)" wherever it appears therein.


94-2A December 19, 1994                28

                                   ARTICLE IX

                               Plan Administration

9.01 Plan Administration. The Board shall appoint a Plan Committee ("Committee") which shall be the Plan Administrator who shall be the named fiduciary having the authority to control and manage the operation and administration of the Plan.

9.02 General Powers. Rights and Duties. Except as otherwise specifically provided and in addition to the powers, rights and duties specifically given to the Plan Administrator elsewhere in the Plan and the Trust Agreement or by direct, written delegation from the Company, the Plan Administrator shall have the power and the duty to take all action and to make all decisions necessary or proper to carry out the Plan. The powers and duties of the Plan Administrator shall include the following:

      (a) To, in its discretion, interpret all Plan provisions and to determine all questions arising under the Plan, including the power to determine the eligibility of Employees, Participants and all other persons to participate in the Plan or to receive benefits under the Plan and to determine the amount of benefits payable under the Plan to any person and to remedy ambiguities, inconsistencies or omissions;

      (b) To adopt such rules of procedure and regulations and prescribe the use of such forms as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan and Trust Agreement;

      (c) To enforce the Plan in accordance with the terms of the Plan and the Trust Agreement and the rules and regulations adopted pursuant to
            (b) above;

      (d) To direct the Trustee in writing to make payments from the Trust Fund to the Participants who qualify for benefits hereunder. Such written notice shall include such information as may be required for payment of benefits;

      (e) To furnish the Employers with such information as may be required by them for tax or other purposes in connection with the Plan;

      (f) To employ agents, attorneys, accountants, actuaries or other persons (who also may be employed by an Employer) and to allocate or delegate to them such powers, rights and duties as the Plan Administrator has and may consider necessary or advisable to properly carry out administration of the Plan or compliance with the requirements of ERISA, provided that such allocation or delegation and the acceptance thereof by such agents, attorneys or other persons shall be in writing;

      (g) To exercise such authority as it deems appropriate in order to comply with the reporting and disclosure requirements of ERISA and regulations issued thereunder;

      (h) To provide a full and fair review to any Participant whose claim for benefits has been denied in whole or in part;

      (i) To establish and carry out a funding policy and method consistent with the objectives of the Plan and ERISA, pursuant to which the Company shall determine the Plan's liquidity and financial needs and communicate them to the Trustees or other fiduciaries charged with determining investment policy; and


94-2A December 19, 1994                29

9.03 Manner of Action. During a period in which two (2) or more Committee members are acting, the following provisions apply where the context admits:

      (a) The Committee shall select a Chairman and may select a Secretary (who may, but need not, be a member of the Committee).

      (b) A Committee member may delegate any or all of his rights, powers, and duties to any other member provided such delegation is in writing and is consented to by such other Committee member.

      (c) The Committee members may act by meeting and may execute any document by signing one document or concurrent documents.

      (d) A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business at any meeting. Any determination or action of a Committee may be made or taken by a majority of the members present at any meeting or without a meeting by a resolution or written memorandum concurred in by a majority of the members then in office.

      (e) If there is an even division of opinion among the Committee members as to a matter, a disinterested party selected by the Committee shall decide the matter and his decision shall control.

      (f) Except as otherwise provided by law, no member of the Committee shall be liable or responsible for an act or omission of the other Committee members in which the former has not concurred.

      (g) The certificate of the secretary of the Committee or of a majority of the Committee members that the Committee has taken or authorized any action shall be conclusive in favor of any person relying on the certificate.

9.04 Interested Committee Member. A member of the Committee who is also a Participant in the Plan may not decide or determine any issue concerning the amount of his benefit or its distribution to him unless such decision or determination could be made by him under the Plan if he were not serving on the Committee.

9.05 Resignation or Removal of Committee Members. A member of the Committee may be removed by the Board at any time by written notice to him and the other members of the Committee. A member of the Committee may resign at any time by giving written notice to the Board and the other members of the Committee. The Board may fill any vacancy in the membership of the Committee; provided, however, that if a vacancy reduces the membership of the Committee to less than three (3), such vacancy shall be filled as soon as practicable. The Board shall give prompt written notice thereof to the members of the Committee. Until any such vacancy is filled, the remaining members may exercise all of the powers, rights and duties conferred on the Committee.

9.06 Nondiscrimination. The Plan Administrator shall not take action nor direct the Trustee to take any action with respect to any of the benefits provided hereunder which would discriminate in favor of Highly Compensated Employees. There shall similarly be no discrimination between similarly-situated Participants.

9.07 Delegation and Reliance. To the extent permitted by law, the Plan Administrator and any person to whom it may delegate any duty or power in connection with administering the Plan, the Employer, and the officers and directors thereof, shall be entitled to rely


94-2A December 19, 1994                30
      conclusively upon, and shall be fully protected in any action taken in good faith in the reliance upon any actuary, counsel, accountant or other person selected by the Plan Administrator. Further, to the extent permitted by law, neither the Plan Administrator, nor any Employer, nor the officers or directors thereof, shall be liable for any neglect, omission or wrongdoing of a Trustee, insurance company, investment manager, or any other person or fiduciary.

9.08 Claims Procedure. The claims procedure hereunder shall be as provided herein:

      (a) Claim. A Participant or Beneficiary or other person who believes that he is being denied a benefit to which he is entitled (hereinafter referred to as "Claimant") may file a written request for such benefit with the Plan Administrator setting forth his claim.

      (b) Response to Claim. The Plan Administrator shall respond within ninety (90) days of receipt of the claim. However, upon written notification to the Claimant, the response period may be extended for an additional ninety (90) days for reasonable cause. If the claim is denied in whole or in part, the Claimant shall be provided with a written opinion using nontechnical language setting forth:

            (1)   The specific reason or reasons for denial;

            (2) The specific references to pertinent Plan provisions on which the denial is based;

            (3) A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or such information is necessary;

            (4) Appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and

            (5)   The time limits for requesting a review.

      (c) Request for Review. Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Plan Administrator review the determination.

            The Claimant or his duly authorized representative may review the pertinent documents and submit issues and comments in writing for consideration by the Plan Administrator. If the Claimant does not request a review of the determination within such sixty (60) day period, he shall be barred from challenging the determination.

      (d) Review and Decision. The Plan Administrator shall review the determination within sixty (60) days after receipt of a Claimant's request for review; provided, however, that for reasonable cause such period may be extended to no more than one hundred twenty (120) days. After considering all materials presented by the Claimant, the Plan Administrator will render a written opinion, written in a manner calculated to be understood by the Claimant setting forth the specific reasons for the decision and containing specific references to the pertinent Plan provisions on which the decision is based.


94-2A December 19, 1994                31

9.09 Plan Administrator's Decision Final. Subject to applicable law, any interpretation of the provisions of the Plan and any decision on any matter within the discretion of the Plan Administrator made by the Plan Administrator in good faith shall be binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the Plan Administrator shall make such adjustment on account thereof as it considers equitable and practicable.

9.10 Standard of Review. The Plan Administrator shall perform its duties as the Plan Administrator and in its sole discretion shall determine appropriate courses of action in light of the reason and purpose for which this Plan is established and maintained. In particular, the Plan Administrator shall interpret all Plan provisions and make all determinations as to whether any Participant or Beneficiary is entitled to receive any benefit under the terms of this Plan which interpretation shall be made by the Plan Administrator in its sole discretion. Any construction of the terms of the Plan that is adopted by the Plan Administrator and for which there is a rational basis shall be final and legally binding on all parties.

      Any interpretation of the Plan or other action of the Plan Administrator shall be subject to review only if such interpretation or other action is without rational basis. Any review of a final decision or action of the Plan Administrator shall be based only on such evidence presented to or considered by the Plan Administrator at the time it made the decision that is the subject of review. If any participating Employer and/or any Eligible Employee who performs services for a participating Employer that is or may be compensated for in part by benefits payable pursuant to this Plan, such an individual shall be treated as agreeing with and consenting to any decision that the Plan Administrator makes in its sole discretion and further agrees to the limited standard of review described by this
      Section 9.11 by the acceptance of such benefits.

9.11 Information Required by Plan Administrator. Each person entitled to benefits under the Plan must file his most recent post office address with the Plan Administrator. Any communication, statement or notice addressed to any such person at the last post office address filed with the Plan Administrator will be binding upon such person for all purposes of the Plan. Each person entitled to benefits under the Plan also shall furnish the Plan Administrator with such documents or information as the Plan Administrator considers necessary or desirable for the purpose of administering the Plan. The Employer shall furnish the Plan Administrator with such data and information as the Plan Administrator may deem necessary or desirable in order to administer the Plan. The records of any Employer with respect to periods of employment, termination of employment and the reason therefor, leave of absence, re-employment and earnings will be conclusive on all persons unless determined by the Plan Administrator to be incorrect.

9.12 Freedom from Liability. The Plan Administrator shall be entitled to rely upon information furnished by the Company and upon tables, valuation, certificates, opinions and reports furnished by any trustee, accountant, actuary, insurer or legal counsel in connection with any action or determination. To the extent permitted by law, the Company shall indemnify, hold harmless and defend the Plan Administrator against any liability or loss (including any sum paid in settlement of a claim) sustained as a result of any act or omission in their administrative capacities, if such act or omission does not involve willful misconduct. Such indemnification shall include attorneys' fees and other costs and expenses reasonably incurred in defense of any action brought against the Plan Administrator and shall apply to any Persons who are or were directors, officers or Employees of any Employer who may be subjected to liability by reason of an act or omission occurring in good faith in the operation and administration of the Plan or Trust or in the investment of the assets of the Trust.


94-2A December 19, 1994                32

                                    ARTICLE X

                            Amendment and Termination

10.01 Amendment. Except as provided herein, the Board reserves the right to amend or terminate this Plan at any time and in any manner. The Board may delegate this authority to any officer(s) of the Company. Any action by the Board shall be evidenced by a valid resolution. Any action by any officer(s) shall be evidenced by a valid officer's certificate. The resolutions and officer's certificates shall be attached to this Plan and considered a part hereof. Any modification or amendment shall satisfy the following rules:

      (a) The duties and liabilities of the Trustee under the Plan cannot be changed substantively without its consent.

      (b) No amendment shall reduce the amount of a Participant's account balance or eliminate an optional form of distribution except to the extent permitted under Section 412(c)(8) of the Code or other applicable Treasury Regulations.

      (c) No merger or consolidation with, or transfer of assets or liabilities to any other plan shall be made unless each Participant and each other person entitled to benefits under the Plan shall be entitled to a benefit immediately after such merger, consolidation or transfer (if the plan into which such persons were merged, etc., then terminated) which is equal to or greater than the benefit such persons would have been entitled to receive immediately before the merger, consolidation or transfer (if the plan from which such persons were merged, etc. had then terminated).

      (d) Under no condition shall any amendment result in the return or repayment to any Employer of any part of the Trust Fund or the income therefrom, or result in the distribution of the Trust Fund for the benefit of anyone other than Participants and any other persons entitled to benefits under the Plan.

      (e) No modification or amendment of the Plan shall be made retroactively unless deemed by the Company to be necessary or appropriate to conform the Plan to or to satisfy the conditions of any law, governmental regulation or ruling, to permit the Plan and the Trust to meet the requirements of Sections 401, 404 and 501 of the Code, or the corresponding provisions of any subsequent law or to clarify provisions that are confusing or unclear.

      (f) If the Plan's vesting schedule is changed as a result of an amendment, each Participant who has completed at least three (3) Years of Service may elect to continue to have his vested percentage computed in accordance with the vesting schedule in effect for that Participant prior to the amendment. This election may be made no earlier than the date the amendment is adopted and no later than the latest of the date that is sixty (60) days after the date: (i) the amendment is adopted; (ii) the amendment becomes effective; or (iii) the Participant is issued a written notice of the amendment by the Employer or Plan Administrator.

10.02 Termination. Although it is intended that this Plan shall be continued and that contributions to it will be made regularly, this Plan is entirely voluntary on the part of the Employer, and the continuance of the Plan and the payments thereunder are not assumed as a contractual obligation of the Employer. The Employer specifically reserves the right, in its sole and uncontrolled discretion and by its official and authorized act, to modify, to


94-2A December 19, 1994                33
      suspend (in whole or in part) or to discontinue at any time its contributions to this Plan in accordance with the provisions of Section
      10.01 for Plan amendments. The Plan will terminate as to all Employers on any date specified by the Board, provided written notice of the termination is given to the Plan Administrator, the Trustee and the other Employers. The Plan will terminate as to an individual Employer on the first to occur of the following:

      (a) The dare it is terminated by that Employer through action taken by its Board of Directors;

      (b)   The date the Employer is judicially declared bankrupt or insolvent;
            or

      (c) The dissolution, merger, consolidation or reorganization of that Employer, the sale of a majority of the voting shares of that Employer by the Company, or the sale by that Employer of all or substantially all of its assets, except that:

            (1) In any such event arrangements may be made with the consent of the Company whereby the Plan will be continued by any successor to that Employer or any purchaser of all or substantially all of its assets, in which case the successor or purchaser will be substituted for that Employer under the Plan and the Trust Agreement; and

            (2) If an Employer is merged, dissolved or in any way reorganized into, or consolidated with, any other Employer, the Plan as applied to the former Employer will automatically continue in effect without a termination thereof.

10.03 Nonforfeitability on Termination, Partial Termination or Discontinuance of Contributions. If there is a termination or partial termination of the Plan with respect to an Employer, era complete discontinuance of contributions to the Plan by such Employer, the rights of all affected Participants to benefits accrued to the date of such event shall be nonforfeitable.

10.04 Allocation and Distribution of Assets on Termination. On termination of the Plan with respect to any Employer, the Plan Administrator will direct the allocation and distribution of Plan assets allocable to Participants employed by that Employer and other persons entitled to benefits under the Plan. Such allocation and distribution will be made only after payment of or provision for all expenses and charges of administration applicable to the Plan, and after appropriate adjustment of the Participant's accounts as of the date of termination in the manner described in Article IV. Each affected Participant will receive a distribution equal to the value of his respective Accrued Benefit on the termination date. Distributions under this Section shall be made as soon as administratively feasible after the plan termination date.


94-2A December 19, 1994                34

                                   ARTICLE XI

                            Leveraged ESOP Provisions

11.01 Loans from Disqualified Persons. Notwithstanding any other provision to the contrary in this Plan, the Trustees may obtain a loan described in this Section if and only if the terms of such a loan comply with all of the requirements of this Article XI. A loan is described in this Section if such loan is made to the Trust Fund directly or indirectly by a disqualified person, such as the Employer, (as defined in section 4975(e)(2) of the Code), or if such loan is guaranteed by such a disqualified person (including the use of assets by such a disqualified person as collateral for a loan to the Trust Fund).

11.02 Use of Loan Proceeds. Any proceeds of a loan described in Section 11.01 shall be used within a reasonable time by the Trust Fund solely to acquire Employer Securities, or to repay such a loan. No securities acquired with the proceeds of such a loan may be subject to any put call, or other option, or buy-sell or similar arrangement while held by and when distributed from the Plan, regardless of whether a loan described in
      Section 11.01 is outstanding at such time, except as specifically provided in Article VII.

11.03 Collateral for Loan. The only asset which shall be used as collateral for a loan described in Section 11.01 shall be all or part of the Employer Securities acquired with the proceeds from such a loan. Such securities shall be released from collateral under the loan agreement no later than the release of such securities from the suspense account in accordance with Section 11.04.

11.04 Suspense Account. Employer Securities purchased with the proceeds of a loan described in Section 11.01 shall be allocated and credited to a suspense account. For each Plan Year (not later than as of the end of such year) there shall be released from the suspense account that portion of the securities held in the suspense account immediately before such release which the principal and interest paid under the loan during such year bear to the principal and interest paid and to be paid under the loan during such year and for all future years. If the interest rate under the loan is variable, the interest to be paid in future years shall be computed by using the interest rate applicable as of the end of such Plan Year.

11.05 Default. In the event of default upon a loan described in Section 11.01, the amount of securities transferred to the lender in satisfaction of such a loan shall not exceed the amount of such a default. If the lender is a disqualified person, the loan must provide for a transfer of plan assets on default only upon and to the extent of the failure of the Plan to meet the payment schedule of the loan. The guarantee of a loan does not make the guarantor a lender.

11.06 Allocation of Employer Securities. Employer Securities acquired with the proceeds of a loan described in Section 11.01 shall be allocated to the accounts of Participants when released from the suspense account in the same manner as an Employer contribution as provided in Section 4.05.

11.07 Loan Payments. Payments with respect to a loan described in Section 11.01 during a Plan Year shall be made by the Trust Fund only to the extent that the Trust Fund has received during or prior to such Plan Year the amounts, as follows:

      (a) Contributions by the Employer (other than contributions of Employer Securities);

      (b)   Earnings attributable to the investment of such contributions; and


94-2A December 19, 1994                35

      (c) Cash dividends and other income received by the Trustee on shares of Employer Securities acquired with the proceeds of an exempt loan described in Section 11.01.


94-2A December 19, 1994                36

                                   ARTICLE XII

                         Diversification of Investments

12.01 Diversification Election. Each participant who

      (a) has completed at least ten (10) years of participation under the Plan and who has attained age 55 may elect in writing, within the Qualified Election Period, to direct the Trustee to diversify the investment of twenty-five (25%) of the total number of shares that have ever been allocated to his Stock Account; but only if such shares were acquired by or contributed to the Plan after December 31, 1986. Such percentage shall be determined as of the Valuation Date immediately preceding or coincident with such election. The number of shares previously distributed pursuant to an election made in accordance with this Section with respect to an earlier Plan Year included within the Qualified Election Period shall then be subtracted from the number of shares so calculated to determine the number of shares that may be diversified. The maximum number of shares subject to the election described in this Section shall be rounded to the nearest whole number. In the case of the Plan Year in which the Participant can make his last election, this Section 12.01 shall be applied by substituting fifty percent (50%) for twenty-five percent (25%).

      (b) The diversification election shall be made from among no less than three investment options offered on terms not inconsistent with regulations issued under Code ss.401(a)(28). If the Plan does not provide alternative investment options at the time a Participant acquires the right to make a diversification election, the Plan Administrator shall direct the Trustee to distribute the portion of the account subject to the election to the Participant no later than ninety (90) days after the end of the election period referred to in
            Section 12.02, provided the Participant requests the distribution in writing.

      (c) A Participant entitled to make an election in accordance with the provisions of this Section 12.01 may waive his right to such election for any particular Plan Year by delivering a writing to the Plan Administrator, provided, however, that a Participant's failure to affirmatively elect diversification in accordance with the terms of this Article shall also be treated as a waiver of a Participant's right to make an election with respect to such Plan Year.

12.02 Qualified Election Period. For purposes of this Article XII, the Qualified Election Period is the six (6) Plan Year period beginning with the later of (1) the Plan Year in which a Participant attains age 55, or (2) the Plan Year in which the Participant completes ten (10) years of participation in the Plan. A qualified Participant may make an election under Section 12.01 only within the ninety (90) day period next following the close of each Plan Year in the Qualified Section Period.

      Any amounts distributed to a Participant in accordance with an election made pursuant to this Article XII shall be treated as a distribution in the form of Employer Securities to the Participant and a purchase of such shares by the Trust from the Participant at the then fair market value of the shares (as determined in accordance with Section 4.02 of the Plan) as of the date of the distribution.

12.03 Fair Market Value. For purposes of this Article XII, Employer Securities shall be valued by the Trustee at its then fair market value in accordance with the provisions of Section 4.02 of the Plan.


94-2A December 19, 1994                37

12.04 De Minimis Amounts. Notwithstanding any other provision of this Article XII, if the fair market value of the Employer Securities allocated to the Stock Account of a Participant entitled to make an election under Section 12.01, determined as of the Valuation Date immediately preceding the first day of any Plan Year included within the Qualified Election Period is five hundred dollars ($500) or less, then such Participant will nor be entitled to make a diversification election with respect to such Plan Year.


94-2A December 19, 1994                38

                                  ARTICLE XIII

                               General Provisions

13.01 Fiduciaries. The Company, the Board, the Plan Administrator, and the Trustee shall be the named fiduciaries under this Plan and shall exercise their duties hereunder in accordance with the requirements of Part 4 of Title I of ERISA. No fiduciary under the Plan or the Trust Agreement shall be liable for an act or omission of another person in carrying out any fiduciary responsibility where such fiduciary responsibility is allocated to such other person by the Plan or the Trust Agreement except to the extent that such fiduciary is in violation of his duty under Section 405(a) or 405(c)(2) of ERISA.

      The Company shall have exclusive responsibility for the specific matters delegated to it by the Plan. The Trustee shall have responsibility for management and control of the assets of the Plan as provided in the Trust Agreement.

13.02 Non-Alienation.

      (a) Protected Benefits. None of the benefits under the Plan are subject to the claims of creditors of Participants or their Beneficiaries, and will nor be subject to attachment, garnishment or any other legal process. Neither a Participant nor his Beneficiary may assign, sell, borrow on, or otherwise encumber any of his beneficial interest in the Plan and Trust Fund, nor shall any such benefits be in any manner liable for or subject to the deeds, contracts, liabilities, engagements or torts of any Participant or Beneficiary. If any such Participant or Beneficiary shall become bankrupt or attempt to anticipate, sell, alienate, transfer, pledge, assign, encumber or change any benefit specifically provided for herein, or if a court of competent jurisdiction enters an order purporting to subject such interest to the claim of any creditor, then the Trustee shall hold or apply such benefit to or for the benefit of such Participant or Beneficiary in such manner as the Trustee may deem proper.

      (b) Qualified Domestic Relations Order. The foregoing Section 13.02(a) shall also apply to the creation, assignment or recognition of a right under a domestic relations order, unless such order is determined to be a qualified domestic relations order as defined in
            Section 414(p) of the Code (and those other domestic relations orders permitted to be so treated by the Plan Administrator under the provisions of the Retirement Equity Act of 1984).

            The Plan Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders.

13.03 Facility of Payment. In the event that any benefit hereunder becomes payable to a minor, to a person under a legal disability, or to a person who, in the opinion of the Plan Administrator, is incapable of properly using, expending, investing or otherwise disposing of such distribution, then the Plan Administrator may direct the payment of such benefit: (a) directly to such person; (b) to the legally appointed guardian or conservator of such person; (c) to a relative, friend or institution for the care and support of such person; or (d) as directed by a court of competent jurisdiction.

13.04 No Contract. This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any


94-2A December 19, 1994                39

      Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon such individual as a Participant in the Plan.

13.05 Waiver of Notice. Any notice required under the Plan may be waived by the person entitled to notice.

13.06 Absence of Guarantee. Neither the Plan Administrator nor any Employer in any way guarantees the Trust Fund from loss or depreciation. Except as required by applicable law, the Employers do not guarantee any payment to any person. The liability of the Trustee or the Plan Administrator to make any payment under the Plan will be limited to the assets held by the Trustee which are available for that purpose.

13.07 Missing Persons. If the Plan Administrator or Trustee is unable to make payment to any Participant or other person to whom a payment is due under the Plan because it cannot ascertain the identity or whereabouts of such Participant or other person after reasonable efforts have been made to do so, (including mailing the payment to the last known address of such Participant or such other person as shown on the records of the Employer), such payment and any subsequent payments otherwise due shall be forfeited twenty-four (24) months after the date such payment first became due; provided, however, that such payment and any subsequent payments shall be reinstated retroactively, not later than sixty (60) days after the date on which the Participant or such other person entitled to payment is identified or located.

13.08 Non-Diversion. There shall be no use or diversion of any portion of the assets of the Trust Fund other than for the exclusive benefit of Participants and their Beneficiaries.

13.09 Return of Contributions. All Employer Contributions are made conditioned upon their deductibility for federal income tax purposes under Section 404 of the Code and upon continuing qualification of the Plan under Section 401 of the Code. Amounts contributed by an Employer shall be returned to the Employer under the following conditions:

      (a) If a contribution was made by an Employer by a mistake of fact, the excess of the amount of such contribution over the amount that would have been contributed had there been no mistake of fact shall be returned to the Employer within one (1) year after the payment of the contribution;

      (b) If the Plan does not qualify under Section 401 of the Code, contributions made by an Employer shall be returned to the Employer within one (1) year after the date of denial of initial qualification of the Plan, provided that an application for determination is made by the time prescribed by law for filing the Employer's federal income tax return for the taxable year in which the Plan was adopted or such later date as the Secretary of the Treasury may prescribe; and

      (c)   If an Employer makes a contribution which is not deductible under
            Section 404 of the Code, such contribution (but only to the extent disallowed) shall be returned to the Employer within one (1) year after the disallowance of the deduction.

      Earnings attributable to the contribution shall not be returned to the Employer, but losses attributable to such excess contribution must reduce the amount to be so returned.

13.10 Litigation by Participants or Beneficiaries. If a Participant or other person brings a legal action against the Trustee, one or more Employers and/or the Plan Administrator, and such


94-2A December 19, 1994                40
      action results adversely to that person, or if a legal action arises because of conflicting claims to a Participant's or other person's benefits, the costs borne by the Trustee, the Employers or the Plan Administrator in defending the action will be charged, to the extent permitted by law, to the amounts involved in the action or which were payable to the Participant or other person concerned.


94-2A December 19, 1994                41

                                   ARTICLE XIV

                       Adoption of Plan by Other Entities

14.01 Adoption of Plan. Any member of the Affiliated Group may adopt this Plan for all or a portion of its employees, provided that the Board approves such participation and the terms of such participation is set forth in a participation agreement by and between such Employer and the Board. This Plan and all participation agreements shall constitute a single plan collectively adopted by all participating Employers.

      The participation agreement may modify any of the terms of the Plan with respect to employees of a participating Employer; provided, however, that in no event shall the powers and rights of the Company as provided in the Plan be abridged, nor shall the participation agreement contain any provision which could result in the disqualification of the Plan. Each such Employer shall have the obligation to pay the contributions for its own employees and no other Employer shall have such obligation.

14.02 Withdrawal from Plan. An Employer may withdraw at any time from the Plan by complying with the appropriate provisions of the Plan and Trust. Such withdrawal shall not affect the other Employers. The Board may, at its discretion, terminate an Employer's participation in the Plan at any time when, in its judgment, such Employer fails or refuses to discharge its obligations under the Plan, or if amendments to the Plan applicable to such Employer are not deemed to be in the best interests of the Plan as a whole.


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                                   ARTICLE XV

                             Trust Fund and Trustees

15.01 General Nature of Trustees' Responsibilities. To the extent acceptable to it, the Trustees shall receive such sums of money or other property as shall from time to time be paid or delivered by the Employer to hold for management and distribution under the terms of the Plan. All such money and property so held, together with all investments made therewith and proceeds thereof, and such earnings, profits, increments, and accruals thereon as may occur from time to time, less any payments which the Trustees, from time to time, may be authorized to make therefrom, shall constitute the Trust Fund (hereinafter called the "Fund").

      The Fund shall be held by the Trustees in trust and shall be administered, controlled and invested in accordance with the Plan and Trust. In the management of the Fund and the discharge of its duties hereunder, the Trustees shall act solely in the interests of the Participants, Former Participants and their Spouses or Beneficiaries. The Trustees shall discharge their duties in accordance with this Agreement with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Trustees' obligations relate solely to the Trust Fund and it shall have no responsibility whatsoever for the control, management, administration or revision of the Plan itself or for procuring contributions required in the Plan.

      Anything contained in this Agreement to the contrary notwithstanding it shall be impermissible at any time prior to the satisfaction of all liabilities with respect to Participants, Former Participants and their spouses, except for payments of benefits under the terms of the Plan of the Employer for any part of this Fund to be used for or diverted to any purpose other than the exclusive benefit of such Participants, Former Participants and their Spouses or Beneficiaries, except for payments of expenses and charges properly payable out of the Fund as set forth herein.

15.02 Investment Powers.

      (a) General Investment Policy. Employer contributions in cash and other cash received by the Trust will be applied to pay any current obligations of the Trust incurred for purchase of Company Stock, and may be applied to purchase shares of Company Stock from shareholders or from the Employer. The investment policy of the Plan is to invest primarily in Company Stock. The Trustees are specifically authorized to invest up to 100% of the assets of the Trust in Company Stock and shall maintain at least 51% of the Fund assets in Company Stock. With due regard to providing for such primary investment policy, the Plan Administrator may direct the Trustees to invest funds under the Plan in savings accounts, certificates of deposit, high-grade short-term securities, stocks, bonds; or in any common or commingled trust fund maintained by a bank, insurance company or other authorized custodian for the investment of qualified employee benefit trusts. All purchases of Company Stock shall be made at prices which, in the judgment of the Plan Administrator, do not exceed the fair market value of such shares as determined under
            Section 15.3. Company Stock may be acquired for cash or on terms. In this regard, borrowings are authorized including, but not limited to, borrowings to obtain funds to acquire Company Stock. Borrowings for Plan purposes other than the acquisition of Company Stock are also authorized.


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

            Any Company Stock in which the Trustees invest shall be no less valuable than other Company Stock regularly issued by the Company for purchase by persons other than the Trustees.

      (b) Acquisition Loans. Any loan which is made to the Trust must comply with the following requirements: (1) the loan must be at a reasonable rate of interest; (2) any collateral pledged to the creditor by the Trustees shall consist only of the assets purchased with the borrowed funds (although in addition to such collateral, the Employer may guarantee repayment of the loan); (3) under the terms of the loan, the creditor shall have no recourse against the Trust except with respect to such collateral; (4) the loan shall be repaid only from those amounts contributed by the Employer to the Trust and from amounts earned on Trust investments pledged as collateral for the loan or contributions made to meet the Plan's obligations under the loan; (5) the Employer must contribute to the Trust amounts sufficient to enable the Trust to pay each installment of principal and interest on the loan on or before the date such installment is due, even if no tax benefit results from such contribution; (6) upon the payment of any portion of the balance due on the loan, the assets originally pledged as collateral for such portion shall be released from encumbrance. Released shares must be allocated to the accounts of the Participants during the year such portion of the loan is paid. Such allocation must be made in the same manner provided for under this Plan for allocating shares when no loan is involved.

            Should any acquisition loan be made to the Trust, the following rules will apply: Proceeds of any such loan must be used, within a reasonable time after the receipt, only for any or all of the following purposes: (1) to acquire qualifying employer securities;
            (2) to repay such loan: (3) to repay a prior exempt loan.

            Should any Plan assets be used as collateral for any such loan, all such assets shall be placed in a suspense account and for each Plan Year during the duration of the loan, the amount of Company Stock released from the suspense account must equal the amount of encumbered Company Stock held immediately before the release for the current Plan Year multiplied by a fraction, the numerator of which is the amount of principal and interest paid for the year and the denominator of which is the sum of the numerator plus the principal and interest to be paid for all future years.

      (c) Geographic Situs. In no event shall the Trustees maintain the indicia of ownership of any assets of the Fund outside the jurisdiction of the United States District Courts.

      (d) Liquidity. The Trustees shall exercise their investment discretion so as to provide sufficient cash assets as the Plan Administrator may suggest will be necessary from time to time to meet the liquidity requirements for the administration of the Plan.

15.03 Valuation. The fair market value of the Fund shall be determined as of each Valuation Date by independent appraisal conducted in accordance with any applicable regulations and performed by an appraiser meeting the requirements of Code Section 170(a)(1) and the regulations promulgated thereunder. Under special circumstances, such as purchase of or tender for Company Stock held by the Trustees, the Trustees may, but shall not be required to, direct determination of fair market value by independent appraisal as of any date.

15.04 Other Powers. In the management, care and disposition of the Fund, the Trustees, and their successors, may do all things and execute such instruments as may be deemed necessary or proper in order to carry out the provisions of the Plan and this Agreement, including the following powers (in addition to the Investment powers set forth above), all of which maybe exercised without order of or report to any court and without giving bond:

      (a) To see, exchange, or otherwise dispose of any property at any time held in the Fund at public or private sale, for cash or on terms without advertisement; and no person dealing with the Trustees shall be bound to see to the application of monies paid;

      (b) To retain, manage, operate, repair and improve and to mortgage and/or lease and/or grant options to sell (for any period whatsoever) any real or personal property held by the Trustees;

      (c) To compromise, compound, and settle any debt or obligation due to or from it as Trustees hereunder and to reduce the rate of interest on, to extend or otherwise modify, or to foreclose upon default or otherwise enforce, and to abandon, if it shall deem it advisable, any property, whether real or personal, which may at any time be held by them, and in general to protect in every way the interest of the Fund, either before or after default;

      (d) To vote in person or by proxy on any stocks or other securities held by them (except as otherwise provided herein), unless by law or regulatory authority the right to vote be proscribed as to them but vested in Participants of the Fund, in which latter event the vote shall be only by the Participants or as directed by them:

      (e) To join in, or to dissent from or oppose, the reorganization, capitalization, consolidation, sale or merger of corporations or properties in which the Trustees may be interested as Trustees, upon such terms and conditions as it may deem wise, and to accept any securities which may be issued upon any such reorganization, recapitalization, consolidation, sale or merger and thereafter to hold the same;

      (f) To register any stocks, bonds, or other securities except interests in real property, held in the Fund in its own name as Trustees or in the name of a nominee and to hold any investment in bearer form, or to combine certificates representing such investments with certificates of the same issue held by the Trustees in other fiduciary capacities, or to deposit or to arrange for the deposit of such securities in a qualified central depository even though, when so deposited such securities may be merged and held in bulk in the name of the nominee of such depository with other securities deposited herein by any other person, or to deposit or to arrange for the deposit of any securities issued by the United States Government, or any agency or instrumentality thereof, with a federal reserve bank, provided that the books and records of the Trustees shall at all times show that all such investments are part of the Fund;

      (g) To borrow or raise monies for purposes deemed appropriate by the Trustees, including the making of distributions under the Plan in such amount and upon such terms and conditions as in their absolute discretion the Trustees may deem advisable; and for any sums so borrowed to issue its promissory note as Trustees and to secure the repayment thereof by pledging all or any part of the Fund; and no person lending money to the Trustees shall be bound to see to the application of the money loaned or to inquire into the validity, expediency or propriety of any such borrowing;


94-2A December 19, 1994                45

      (h) To employ agents from time to time, at the expense of the Fund, and to delegate to them such ministerial and limited duties as the Trustees see fit;

      (i) To consult with legal counsel, who may be counsel to Employer, consultants and other professional advisors, and to act upon the advice of such counsel;

      (j) To make, execute, and acknowledge and deliver any and all deeds, leases, assignments and instruments and to do all acts which they may deem necessary or proper to carry out the investment provisions of the Plan;

      (k)   To make distributions wholly or partly in cash or in kind;

      (l) To reserve from investment and keep unproductive of income any amounts or part of the Fund as they may from time to time deem advisable.

15.05 Voting Company Stock. All Company Stock allocated to Participant Accounts shall be voted by the Trustees unless the vote involves approval of a merger, consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all of the Employer's assets, or any similar transaction described in regulations. Participants shall be permitted to vote Company Stock allocated to their Accounts in accordance with procedures established by the Trustee on matters specified in the preceding sentence as being matters on which the Trustee shall not vote. The Trustees shall vote all Company Stock held in Trust which has not been allocated to Participant Accounts. If any Participant fails to direct the Trustees as to the manner in which Company Stock allocated to his Account shall be voted, the Trustees shall vote such Stock in the same manner as unallocated Company Stock.

15.06 Prohibited Transaction. Anything in this Agreement of Trust to the contrary notwithstanding (and especially the powers granted to the Trustees herein), the Trustees shall not be authorized to engage in any transaction which is prohibited by Sections 406 of the Act or Section 4975 of the Internal Revenue Code unless they determine that such transaction is exempt under the terms of the Act and the Internal Revenue Code therefrom.

15.07 Administration of the Plan; Payments of Benefits; Reliance on Committee. The Plan Administrator shall have the exclusive authority and responsibility for communicating to the Trustees any and all decisions and directions concerning the administration of the Plan and the payment of benefits thereunder (including payees, amounts, addresses, dates of payments, etc.). In the event the Trustees shall deem it necessary to withhold any payments or distributions pending compliance with legal requirements with respect to probate of Wills, appointment of personal representative, payment of or provision for estate or inheritance taxes, or for death duties or otherwise, the Trustees shall notify the Plan Administrator and shall thereafter take no action pending compliance, or pending receipt of the Plan Administrator's instructions to distribute. Orders and directions from the Plan Administrator need not specify the purpose of the payment so ordered, and the Trustees shall not be responsible in any way respecting the purpose or propriety of such payments or for the administration of the Plan and Trust. The Trustees shall not be responsible in any respect for the adequacy of the Fund to meet or discharge any payments or liabilities under the Plan; and payments shall be limited to amounts available in the Fund. Any order or direction from the Plan Administrator shall constitute a certification to the Trustees that the action directed is one which is in conformity with the provisions of the Plan and of the Act. To the extent permitted by law, the Trustees shall not be liable for any action taken (especially any payment made from the Fund) at the direction of the Plan Administrator or for any failure to act, if such action can under the terms of the Plan and Trust be taken only after receipt from the Plan Administrator of specific directions or for failure to act pending


94-2A December 19, 1994                46
      receipt of directions from the Plan Administrator when direction is required or is requested in writing by the Trustees.

15.08 Directing the Trustees. The Company may from time to time direct the Trustees as to the investment or management of all or part of the Trust Fund. The Employer may also from time to time appoint an Investment Manager or Mangers for all, or any part, of the Trust Fund; provided that no Investment Manager shall be appointed unless it qualifies as an Investment Manager within the meaning of Section 3(38) of the Act. Any such Investment Manager shall be a fiduciary of the Plan and shall qualify by accepting its appointment as Investment Manager in writing.

      Upon the appointment and qualification of an Investment Manager, the Investment Manager shall have exclusive power and authority for the investment and reinvestment of the Fund and shall have the power to direct the acquisition and disposition of any and all assets and investment of the Fund. The Trustees shall be relieved from any liability for the making, retention, or sale of any investment by or at the direction of an Investment Manager appointed in the manner herein set forth or by or at the direction of the Employer.

15.09 Records and Reports. The Trustees shall keep accurate and detailed accounts of all investments, receipts and disbursements, and other transactions hereunder. Within ninety (90) days following the close of each fiscal year, the trustees shall file a written report with the undersigned Employer or the Plan Administrator setting forth all investments, receipts and disbursements, and other transactions effected by the Trustees during such fiscal year. Upon the expiration of ninety
      (90) days from the date of filing such annual or other account, the Trustees shall be forever released and discharged from any liability or accountability to the undersigned Employer as respects the propriety of its acts or transactions shown in such accounts (other than liability for acts of fraud or willful misconduct), except with respect to any such acts or transactions as to which the undersigned Employer shall within such ninety (90) day period file with the Trustees a written statement claiming a breach of the Trustees' fiduciary duties or failure to fulfill the Trustees; obligations under the Agreement. The Trustees shall never be required to file any inventory or appraisals, or any annual or other returns to any court or to post bond.

      The Trustees shall be entitled to have a judicial settlement of any account for which they are responsible. In any such proceeding or for any judicial instructions required in connection with the Fund, the only necessary parties thereto in addition to the Trustees will be the undersigned Employer of the Plan and the Plan Administrator. However, the Trustees may bring in other persons as a party or party defendant.

15.10 Notification to Trustees. Any notice, direction, order, request, certification or instruction of the Plan Administrator to the Trustees shall be in writing signed by a member of the Committee or shall be presented at a meeting with the Trustees. Any action by the Employer pursuant to any of the provisions of the Plan or of this Agreement shall be authorized or evidenced by a resolution of the Board of the Employer or by an officer of the Employer authorized by resolution of the Board to take actions in connection with this Plan and Trust. The Trustees and every other person shall be entitled to rely conclusively upon any and all such notices, directions, orders, requests, certifications and instructions received from the Plan Administrator or from the Employer and reasonably believed to be properly executed, and shall act and be fully protected in acting in accordance therewith.

      The Trustees from time to time may request and be entitled to certified copies of resolutions of the Employer, evidencing the appointment and termination of office of any members of the Committee and of successors to such members together with specimens of their signatures, and the Trustees shall be entitled to rely conclusively upon such resolutions and


94-2A December 19, 1994                47
      signatures as evidence of the identity of the members of the Committee and shall not be charged with notice of any change with respect thereto until the Employer shall have furnished the Trustees with certified copies of resolutions relative to such change.

15.11 Expenses. All expenses of making purchases and sales, other expenses of managing the Fund (including the employment of agents and advisors and any taxes levied or assessed against the Trustees in respect of the Fund) shall constitute a lien against the assets of the Fund and may be paid by the Trustees (without approval of the Plan Administrator) if not paid by the Employer within a reasonable time after becoming due. No Trustee receiving compensation from an Employer or Affiliate as an employee shall be paid compensation for services as Trustee from the Fund.

15.12 Trustees' Tenure and Succession.

      (a) Any Trustee may be removed at any time upon sixty (60) days notice in writing to the Trustee signed by an authorized officer of the Employer.

      (b) Any Trustee may resign at any time upon sixty (60) days notice in writing to an authorized officer of the Employer.

      The foregoing notice requirements may be waived by agreement or by the failure of either party to notify the other of its intention to enforce such requirements within 30 days of abrogation of a notice requirement. Within ninety (90) days after such removal or resignation of a Trustee, the removed or resigning Trustee shall, to the extent otherwise unavailable, file with the Employer a written account setting forth all investments, receipts and disbursements, and other transactions in which such Trustee has participated since the end of the largest fiscal year in which such an accounting was filed with the Employer and containing an exact description of all securities purchased and sold, the cost or net proceeds of sale, and showing the securities and investments held at the dare of such removal or resignation and the cost of each item thereof as carried on the books of the Trustee. Except with respect to any such acts or transactions as to which the Employer shall within such ninety (90) day period file with the Trustee a written statement claiming a breach of fiduciary duty or failure to observe the terms of this Agreement, upon the expiration of ninety (90) days from the date of filing such report, the Trustee participating in such accounting shall be forever released and discharged from any liability or accountability to the Employer as respects the propriety of the Trustee's acts or transactions shown in such report (other than liability for acts of fraud or willful misconduct). The Employer may waive the accounting required under this Section; however, in the event of such waiver the Trustee shall be released from liability to the Employer unless an accounting is performed.

15.13 Successor Trustee. Upon the removal or resignation of a Trustee acting under this Agreement, a successor Trustee may be appointed as provided herein. The Trustee who has resigned or has been removed shall do anything required so that the successor Trustee shall be able to carry out the rights, duties and obligations of the Trustee set forth herein. A successor Trustee shall not be responsible for any act or omissions of a predecessor Trustee, and shall not be required to make any claim or demand against a predecessor Trustee unless the Plan Administrator shall in writing request the successor Trustee to participate in a claim against a predecessor Trustee. A successor Trustee shall have and may exercise all the rights, powers and duties given to an original Trustee named herein, as such rights, powers and duties may be amended from time to time. Such rights, powers and duties attach to the office of Trustee and are not personal to any specific Trustee which may be serving as Trustee under this Agreement at any given time.


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

15.14 Bond and Security. The Trustees shall not be required to give any bond or any other security for the faithful performance of the Trustees; duties under the Agreement, except such as may be required by any law which prohibits the waiver thereof.

15.15 Commingling. If the Committee consents or directs, the trust assets of the undersigned Employer which are held by the Trustees may be commingled with the trust assets of any Affiliate which adopts a qualified plan and trust agreement substantially similar to this Plan and Trust. Such commingling shall be only for administrative and investment purposes and only if adequate records are maintained so that it is always possible to ascertain and separate the trusts assets of each such Employer. No individual Employer shall at any time own any specific assets in such commingled Fund, its interest being an undivided interest of its pro rata portion of the entire Fund.

15.16 Indemnification of Trustees. To the extent permitted under the Act, the Plan shall indemnify the Trustees against any cost or liability which they may incur in the course of administering the Plan and executing the duties assigned pursuant to the Plan. The Employer shall indemnify the Trustees against any personal liability or cost (including attorney's fees) not provided for in the preceding sentence which they may incur as a result of any act or omission in good faith and to the extent permitted by law in relation to the Plan or its Participants. The Employer may purchase fiduciary liability insurance to insure its obligation under this Section.


94-2A December 19, 1994                49